EXHIBIT 10.36

ADDITIONAL 2013 AND 2014 FORMS OF EMPLOYEE RESTRICTED SHARE UNIT AND PERFORMANCE UNIT AGREEMENTS

RESTRICTED SHARE UNITS

Standard Long-Term Incentive Program RSUs

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

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20     LONG-TERM INCENTIVE AWARD PROGRAM

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STOCK-PAYABLE RESTRICTED SHARE UNITS

AWARD AGREEMENT

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GRANTEE:	[Name]

AWARD GRANT DATE:	, 20

RESTRICTED SHARE UNITS:	[Whole number] share units

1. Definitions. Certain terms used in this Stock-Payable Restricted Share Units Award Agreement (the “Agreement” or “Award Agreement”) are defined in Section 12 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Share Units with Related Dividend Equivalents Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Share-denominated award opportunity of stock-payable restricted share units (“Restricted Share Units” or “RSUs”) of the number of restricted share units set forth above, together with the opportunity to receive related dividend equivalents to the extent provided herein (“Dividend Equivalents”), payable in cash, with respect to those share units (together, the “Award”). The Award is subject to acceptance by Grantee in accordance with Section 15 and is subject to the terms and conditions of the Award Agreement, including service and conduct conditions and forfeiture provisions, and to the Plan.

3. Terms of Award. The Award is subject to the terms and conditions set forth in the Agreement and to the Plan.

Restricted Share Units and Dividend Equivalents are not transferable. Restricted Share Units and related Dividend Equivalents are subject to forfeiture pursuant to the applicable service, conduct and other terms and conditions of the Agreement until vesting of the Restricted Share Units in accordance with the terms of the Agreement.

Provided that Restricted Share Units are not forfeited in accordance with the terms of Section 5 and vest in accordance with the terms of Section 6, those Restricted Share Units will be settled and paid out, generally in shares of PNC common stock, pursuant to and in accordance with the terms of Section 6. Restricted Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of the service, conduct or other provisions of Section 5 will be cancelled without payment of any consideration by PNC.

The right to ongoing Dividend Equivalents is granted in connection with the Restricted Share Units to which those Dividend Equivalents relate and therefore shall terminate, without payment of any consideration by PNC, upon the cancellation or vesting, whichever is applicable, of the Restricted Share Units to which those Dividend Equivalents relate.

4. Dividend Equivalents.

Dividend Equivalents. These Dividend Equivalents are related to the Restricted Share Units, and Dividend Equivalents payments are applicable for the period during which the Restricted Share Units to which they relate are outstanding. Dividend Equivalents apply to the period from and after the Award Grant Date until such time as the Restricted Share Units granted in connection with those Dividend Equivalents either (i) vest pursuant to and in accordance with the terms of Section 6 or (ii) are cancelled upon forfeiture in accordance with the terms of Section 5. At the end of such period (either the vesting date in accordance with Section 6 or cancellation date in accordance with Section 5), the related Dividend Equivalents terminate.

Once the Agreement is effective in accordance with Section 15 and subject to the terms and conditions of this Section 4, the Corporation will make Dividend Equivalents payments to Grantee, where applicable, of cash equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units to which such Dividend Equivalents relate been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during the applicable Dividend Equivalents period.

Payment. The Corporation will make Dividend Equivalents payments to Grantee where applicable pursuant to this Section 4 each quarter following the dividend payment date that relates to such record date, if any. Dividend Equivalents will not be payable with respect to a dividend unless the Restricted Share Units to which the Dividend Equivalents relate were outstanding on the dividend record date for such dividend. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date.

Dividend Equivalents payments are also subject to the additional conditions set forth below.

Additional Conditions. Except as otherwise provided in Sections 5.4(b), 12.11, and 14.9, termination or cancellation of the right to ongoing Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If the termination of the right to ongoing Dividend Equivalents occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalents payment to Grantee with respect to that record date, if any.

Where payment of Dividend Equivalents that would otherwise be made is suspended pursuant to Section 5.3 or Section 5.5 pending resolution of a potential forfeiture of the Restricted Share Units, then such payment will be made only if and when the suspension is terminated for reasons favorable to Grantee and the Restricted Share Units are not forfeited. No interest shall be paid with respect to any suspended payments. If the suspension is terminated for reasons adverse to Grantee, both the Restricted Share Units and any suspended Dividend Equivalents payments will be forfeited without payment.

5. Forfeiture Provisions; Termination Upon Failure to Meet Applicable Conditions.

5.1 Termination Upon Forfeiture of Units. The Award is subject to the forfeiture provisions set forth in this Section 5. Upon forfeiture and cancellation of Restricted Share Units, or specified portion thereof, and the right to receive payment with respect to the Dividend Equivalents related to such Restricted Share Units pursuant to the terms and conditions of this Section 5, the Award will terminate with respect to such Restricted Share Units and related Dividend Equivalents, or specified portion thereof, and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Restricted Share Units or the related right to Dividend Equivalents evidenced by the Agreement.

5.2 Service Requirements. Grantee will meet the service requirements of the Award with respect to the Restricted Share Units, or applicable portion thereof if so specified, if Grantee meets the conditions of any of the subclauses below. If more than one of the following subclauses is applicable with respect to those Restricted Share Units, Grantee will have met the service requirements for such RSUs upon the first to occur of such conditions.

(i)	Grantee continues to be an employee of the Corporation through and including the day immediately preceding the 3rd anniversary of the Award Grant Date.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	Grantee continues to be an employee of the Corporation until such time as Grantee’s employment is terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 12) and not for Cause (as defined in Section 12).

(iv)	Grantee continues to be employed by the Corporation until such time as Grantee Retires (as defined in Section 12) provided that such Retirement Date occurs no earlier than the 1st anniversary of the Award Grant Date and such Retirement is a Qualifying Retirement Termination of employment as defined below and where Grantee’s employment was not terminated by the Corporation for Cause.

(v)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 12).

(vi)	Grantee continues to be employed by the Corporation through the day immediately prior to the date a Change of Control (as defined in Section 12) occurs.

(vii)	The Committee or other PNC Designated Person (as defined in Section 12) determines, in its sole discretion and prior to Grantee’s Termination Date, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Share Units that have not yet vested, the service requirements will be deemed to have been satisfied with respect to such share units; provided that if the Committee or other PNC Designated Person determines, in its sole discretion, that such deemed satisfaction of the service requirements shall be subject to any accompanying restrictions, terms or conditions, then such conditions shall have been timely satisfied (or shall be deemed to have been timely satisfied upon the earlier occurrence of Grantee’s death or of a Change of Control) no later than by the end of the day immediately preceding the 3rd anniversary of the Award Grant Date.

Qualifying Retirement Termination. Grantee’s termination of employment will be considered to be a Qualifying Retirement Termination for purposes of this Award if all of the following conditions are met:

(1)	Grantee’s termination of employment is a Retirement (as defined in Section 12);

(2)	Grantee’s employment was not terminated by the Corporation for Cause (as defined in Section 12); and

(3)	Grantee’s termination of employment occurs on or after the 1st anniversary of the Award Grant Date.

5.3 Forfeiture Upon Failure to Meet Service Requirements.

(a) Except as otherwise provided in subsection (b) below, if, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements with respect to all or a portion of the Award as set forth in Section 5.2 prior to or as of Grantee’s Termination Date (as defined in Section 12), then all such outstanding Restricted Share Units that have so failed to meet such service requirements, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the Dividend Equivalents related to those Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(b) If, at the time Grantee ceases to be employed by the Corporation, Grantee could still satisfy the service requirements for all or a portion of the Award pursuant to Section 5.2(vii) provided that Grantee satisfies all of the conditions, if any, required by the Committee or other PNC Designated Person for such provision to apply within the time so specified by the Committee or other PNC Designated Person and/or that provision, then the potential forfeiture of that portion of the Award for failure to meet the service requirements set forth in Section 5.2 (and payment with respect to Dividend Equivalents with respect to that portion of the Award) will be suspended until the earliest to occur of the following: (1) Grantee’s failing to meet the service requirements of Section 5.2 upon the failure to satisfy such conditions at all or to satisfy such conditions within any time period specified by the Committee or other PNC Designated Person for such purpose or, if earlier or if no such time period is specified by the Committee or other PNC Designated Person, within the time period otherwise specified in such provision (i.e., no later than by the end of the day immediately preceding the 3rd anniversary of the Award Grant Date); (2) the timely satisfaction of such conditions, if any, such that Grantee is considered to have met the service requirements of Section 5.2 for purposes of that portion of the Award; (3) Grantee’s death; or (4) the occurrence of a Change of Control.

If such suspension is resolved adverse to Grantee pursuant to clause (1) above, then all outstanding Restricted Share Units, together with all payments with respect to the related Dividend Equivalents that had been suspended pending such resolution, will be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC, effective as of Grantee’s Termination Date.

If such suspension is resolved pursuant to clause (2) above or by the occurrence of an event set forth in clause (3) or (4) above, then vesting of Restricted Share Units shall proceed in accordance with Section 6, as applicable, any Dividend Equivalents payments that had been suspended shall be paid, and payment of ongoing Dividend Equivalents, if any, shall resume in accordance with Section 4 as applicable. No interest shall be paid with respect to any suspended payments.

5.4	Forfeiture Upon Termination for Cause or Pursuant to Detrimental Conduct Provisions.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 3rd anniversary of the Award Grant Date and prior to the occurrence of a Change of Control, if any, then all then outstanding Restricted Share Units, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the Dividend Equivalents related to those Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(b) Detrimental Conduct. At any time prior to the date that such Restricted Share Units vest in accordance with Section 6, Restricted Share Units and related Dividend Equivalents, or specified portion thereof, will be forfeited by Grantee to PNC and cancelled, without payment of any consideration by PNC, on the date and to the extent that PNC determines in its sole discretion to so cancel all or a specified portion of the Restricted Share Units and related Dividend Equivalents on the basis of its determination that Grantee has engaged in Detrimental Conduct as set forth in Section 12.11, whether such determination is made during the period of Grantee’s employment with the Corporation or after Grantee’s Termination Date; provided, however, that (i) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death and Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Share Units by will or the laws of descent and distribution in the event of Grantee’s death; (ii) in the event that Grantee’s termination of employment was an Anticipatory Termination, no determination that Grantee has engaged in Detrimental Conduct may be made on or after Grantee’s Termination Date; (iii) no determination that Grantee has engaged in Detrimental Conduct may be made between the time PNC enters into an agreement providing for a Change of Control and the time such agreement either terminates or results in a Change of Control; and (iv) no determination that Grantee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control (as defined in Section 12).

5.5 Suspension and Forfeiture Related to Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Share Units or any portion thereof are still outstanding and have not yet vested, the Committee or other PNC Designated Person may determine that the vesting of those Restricted Share Units and any further Dividend Equivalents payments shall be suspended.

Any such suspension of vesting shall continue until the earliest to occur of the following:

(1) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(2) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(3) Grantee’s death; or

(4) the occurrence of a Change of Control.

If the suspension is terminated by the occurrence of an event set forth in clause (1) above, those Restricted Share Units, together with all payments with respect to the related Dividend Equivalents that had been suspended, will, upon such occurrence, be automatically forfeited by Grantee to PNC, will not vest or be eligible to vest, and will be cancelled without payment of any consideration by PNC.

If the suspension is terminated by the occurrence of an event set forth in clause (2), (3) or (4) above, then vesting of those Restricted Share Units shall proceed in accordance with Section 6, as applicable, any Dividend Equivalents payments that had been suspended shall be paid, and payment of ongoing Dividend Equivalents, if any, shall resume in accordance with Section 4 as applicable. No interest shall be paid with respect to any suspended payments.

6. Vesting and Settlement of Restricted Share Units.

6.1 Vesting. Restricted Share Units will vest upon the earliest to occur of the events set forth in the subclauses below, provided that those Restricted Share Units have not been forfeited prior to such event pursuant to any of the provisions of Section 5 and remain outstanding at that time:

(i)	the 3rd anniversary of the Award Grant Date or, if later, on the date as of which any suspension imposed with respect to those Restricted Share Units pursuant to Section 5.5 is lifted without forfeiture of the units and the units vest, as applicable;

(ii)	the date of Grantee’s death; and

(iii)	the end of the day immediately preceding the day a Change of Control (as defined in Section 12) occurs.

Restricted Share Units that have been forfeited by Grantee pursuant to the provisions of Section 5 are not eligible for vesting, will not settle and will be cancelled without payment of any consideration by PNC.

The Dividend Equivalents period with respect to Dividend Equivalents related to such Restricted Share Units will end and such Dividend Equivalents will terminate either on the vesting date for such Restricted Share Units in accordance with Section 6 or on the cancellation date for such Restricted Share Units in accordance with Section 5, as applicable.

6.2 Settlement. Restricted Share Units that have vested will be settled at the time set forth in Section 6.3 by delivery to Grantee of that number of whole shares of PNC common stock equal to the number of outstanding vested Restricted Share Units being settled or as otherwise provided pursuant to Section 8 if applicable.

No fractional shares will be delivered to Grantee. If the outstanding vested Restricted Share Units being settled include a fractional interest, such fractional interest will be liquidated and paid to Grantee in cash on the basis of the then current Fair Market Value (as defined in Section 12) of PNC common stock as of the vesting date (or as of the scheduled payment date pursuant to subsection (2) of the third bullet under Section 6.3 if payment is made pursuant to that provision as necessary) or in any case as otherwise provided in Section 10 or in Section 8 if applicable.

Delivery of shares and/or other payment pursuant to the Award will not be made unless and until all applicable tax withholding requirements with respect to such payment have been satisfied.

6.3 Payout Timing. Payment will be made to Grantee in settlement of outstanding Restricted Share Units that have vested as soon as practicable after the vesting date set forth in the applicable subclause of Section 6.1 for such Restricted Share Units, generally within 30 days but no later than December 31st of the calendar year in which the vesting date occurs, subject to the provisions of the following bullets, if applicable. No interest shall be paid with respect to any such payments hereunder.

•	In the event that the vesting date pursuant to Section 6.1(i) is the date as of which any suspension imposed pursuant to Section 5.5 is lifted, payment will be made no later than the earlier of (a) 30 days after the vesting date and (b) December 31st of the calendar year in which the vesting date occurs.

•	Where vesting occurs pursuant to Section 6.1(ii) upon Grantee’s death, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death.

•	Where vesting occurs pursuant to Section 6.1(iii) due to the occurrence of a Change of Control:

(1)	If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code, payment will be made as soon as practicable after the Change of Control date, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, by the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the U.S. Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2)	If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code, then payment will be made as soon as practicable after the 3rd anniversary of the Award Grant Date (the date that would have been the scheduled vesting date for such Restricted Share Units had they vested pursuant to Section 6.1(i) rather than pursuant to Section 6.1(iii)), but in no event later than December 31st of the calendar year in which such scheduled vesting date occurs.

•	Where vesting occurs pursuant to Section 6.1(iii) due to the occurrence of a Change of Control and payment is scheduled, pursuant to subsection (2) of the bullet above, for as soon as practicable after the 3rd anniversary of the Award Grant Date, but Grantee dies prior to that scheduled payout date, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later but not beyond the end of the calendar year in which the 3rd anniversary of the Award Grant Date occurs, the 15th day of the 3rd calendar month following the date of Grantee’s death.

7. No Rights as Shareholder Until Issuance of Shares. Grantee will have no rights as a shareholder of PNC by virtue of this Award unless and until shares of PNC stock are issued and delivered in settlement of outstanding vested Restricted Share Units pursuant to and in accordance with Section 6.

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time, if any, that outstanding vested Restricted Share Units are settled and paid, the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation (a) measuring the value per share unit of any share-denominated award amount authorized for payment to Grantee pursuant to Section 6 by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions and (b) authorizing payment of the entire value of any award amount authorized for payment to Grantee pursuant to Section 6 to be paid in cash at the applicable time specified in Section 6.

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

8.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per share unit of any share-denominated award amount will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then the entire value of any payment to be made to Grantee pursuant to Section 6 will be made solely in cash at the applicable time specified by Section 6.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Share Units and related Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time any outstanding vested Restricted Share Units are settled and paid in accordance with the terms of Section 6, such delivery of shares and/or other payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative, or retained by PNC for taxes pursuant to Section 10, shall extinguish all right to payment hereunder.

10. Withholding Taxes. Where all applicable withholding tax obligations have not previously been satisfied, PNC will, at the time any such obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from amounts then payable hereunder to Grantee or, if none, from other compensation then payable to Grantee, or as otherwise determined by PNC.

Unless the Compensation Committee or other PNC Designated Person (as defined in Section 12) determines otherwise, where amounts are then payable hereunder to Grantee in the form of shares of PNC common stock, the Corporation will retain whole shares from any such amounts until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligation. In the event that amounts then payable to Grantee include a fractional interest, withholding may be made in the form of shares with respect to such fractional interest. In the event that amounts are not then payable hereunder to Grantee in the form of shares or that such withholdings are otherwise not sufficient to meet the minimum amount of taxes then required to be withheld, withholding will be made from any amounts then payable hereunder to Grantee that are settled in cash until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligation.

If any withholding is required prior to the time amounts are payable to Grantee hereunder or if such amounts are not sufficient to satisfy such obligation in full, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

For purposes of this Section 10, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value (as defined in Section 12) on the date the tax withholding obligation arises.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. The Corporation will not retain Shares for this purpose. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units and related Dividend Equivalents award nor any payment with respect to such Award authorized hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

12.1 “Agreement,” “Award Agreement;” “Award;” “Award Grant Date.”

“Agreement” or “Award Agreement” means the Stock-Payable Restricted Share Units Award Agreement between PNC and Grantee evidencing the Restricted Share Units with related Dividend Equivalents award granted to Grantee pursuant to the Plan.

“Award” means the Restricted Share Units with related Dividend Equivalents award granted to Grantee pursuant to the Plan and evidenced by the Agreement.

“Award Grant Date” means the Award Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units and related Dividend Equivalents are authorized to be granted by the Committee in accordance with the Plan.

12.2 “Anticipatory Termination” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 12.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 12.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 12.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

12.3 “Board” means the Board of Directors of PNC.

12.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 12.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

12.5 “CEO” means the chief executive officer of PNC.

12.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 12.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 12.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

12.7 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

12.8 “Competitive Activity.”

“Competitive Activity” while Grantee is an employee of the Corporation means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary or (2) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the next twelve (12) months, in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

“Competitive Activity” on or after Grantee’s Termination Date means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in subsection (a), clause (ii) of the definition of Detrimental Conduct in Section 12.11, in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

For purposes of Competitive Activity as defined in this Section 12.8, and for purposes of the definition of competitive activity in any other PNC restricted share unit or in any PNC restricted stock, stock option, or other equity-based award or awards held by Grantee, however, the term subsidiary or subsidiaries shall not include companies in which the Corporation holds an interest pursuant to its merchant banking authority.

12.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the U.S. Internal Revenue Code.

12.10 “Corporation” means PNC and its Consolidated Subsidiaries.

12.11 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity as defined in Section 12.8 in the continental United States at any time during the period of Grantee’s employment with the Corporation and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or other PNC Designated Person, as applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, (1) determines in its sole discretion that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement and (2) determines in its sole discretion to cancel all or a specified portion of the Restricted Share Units that have not yet vested in accordance with Section 6 and of the Dividend Equivalents related to such Restricted Share Units, including Dividend Equivalents related to such Restricted Share Units that may already have been paid to Grantee, on the basis of such determination that Grantee has engaged in Detrimental Conduct.

12.12 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the U.S. Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

12.13 “Dividend Equivalents” means the opportunity to receive dividend equivalents granted to Grantee pursuant to the Plan in connection with the Restricted Share Units to which they relate and evidenced by the Agreement.

12.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means (a) the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades or, if the Committee has so acted, (b) fair market value as determined using such other reasonable method adopted by the Committee in good faith for such purpose that uses actual transactions in PNC common stock as reported by a national securities exchange or the Nasdaq National Market, provided that such method is consistently applied.

12.15 “GAAP” or “U.S. generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

12.16 “Grantee” means the person to whom the Restricted Share Units with related Dividend Equivalents award is granted and is identified as Grantee on page 1 of the Agreement.

12.17 “Internal Revenue Code” or “U.S. Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended and the rules and regulations promulgated thereunder.

12.18 “Person” has the meaning specified in the definition of Change of Control in Section 12.6(a).

12.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

12.20 “PNC” means The PNC Financial Services Group, Inc.

12.21 “PNC Designated Person” or “Designated Person” will be: (a) the Compensation Committee or its delegate if Grantee is (or was when Grantee ceased to be an employee of the Corporation) either a member of the Corporate Executive Group (or equivalent successor classification) or subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities (or both); or (b) the Compensation Committee, the CEO, or the Chief Human Resources Officer of PNC, or any other individual or group as may be designated by one of the foregoing to act as Designated Person for purposes of the Agreement.

12.22 “Qualifying Retirement Termination” has the meaning specified in Section 5.2.

12.23 “Restricted Share Units” or “RSUs” means the Share-denominated award opportunity of the number of restricted share units specified as the Restricted Share Units on page 1 of the Agreement, subject to capital adjustments pursuant to Section 8 if any, granted to Grantee pursuant to the Plan and evidenced by the Agreement.

12.24 “Retires” or “Retirement.” Grantee “Retires” if Grantee’s employment with the Corporation terminates at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement” and such Grantee’s Termination Date is sometimes also referred to as Grantee’s “Retirement Date.”

12.25 “Retiree.” Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 12.24.

12.26 “SEC” means the United States Securities and Exchange Commission.

12.27 “Section 409A” means Section 409A of the U.S. Internal Revenue Code.

12.28 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

12.29 “Share” means a share of PNC common stock.

12.30 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

13. Grantee Covenants.

13.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 13 and 14 by virtue of receiving this Restricted Share Units with related Dividend Equivalents award (regardless of whether such share units or any portion thereof ultimately vest and settle and regardless of whether any such dividend equivalents are ultimately paid); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

13.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 13.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 13.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

13.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee shall not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

13.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 13.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

14. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

14.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the Federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

14.2 Equitable Remedies. A breach of the provisions of any of Sections 13.2, 13.3 or 13.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

14.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 13.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

14.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

14.5 Severability. The restrictions and obligations imposed by Sections 13.2, 13.3, 13.4, 14.1 and 14.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

14.6 Reform. In the event any of Sections 13.2, 13.3 and 13.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

14.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 13.2, 13.3 and 13.4.

14.8 Compliance with U.S. Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A of the U.S. Internal Revenue Code, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A of the U.S. Internal Revenue Code or to provide such payments or benefits in a manner that complies with the provisions of Section 409A of the U.S. Internal Revenue Code such that they will not be taxable thereunder.

14.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to Federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the Award, and any right to receive and retain any Shares or other value pursuant to the Award, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any clawback, adjustment or similar policy of PNC in effect on the Award Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law or regulation.

14.10 Subject to the Plan and Interpretations. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee, or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Grant Date.

14.11 Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

14.12 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

15. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement so executed by Grantee. Otherwise, upon such execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

Standard Five Year Three Tranche RSUs

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

STOCK-PAYABLE RESTRICTED SHARE UNITS

AWARD AGREEMENT

* * *

GRANTEE:	[Name]

AWARD GRANT DATE:	, 20

RESTRICTED SHARE UNITS:	[Whole number] share units

1. Definitions. Certain terms used in this Stock-Payable Restricted Share Units Award Agreement (the “Agreement” or “Award Agreement”) are defined in Section 12 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Share Units with Related Dividend Equivalents Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Share-denominated award opportunity of stock-payable restricted share units (“Restricted Share Units” or “RSUs”) of the number of restricted share units set forth above, together with the opportunity to receive related dividend equivalents to the extent provided herein (“Dividend Equivalents”), payable in cash, with respect to those share units (together, the “Award”). The Award is subject to acceptance by Grantee in accordance with Section 15 and is subject to the terms and conditions of the Award Agreement, including service and conduct conditions and forfeiture provisions, and to the Plan.

3. Terms of Award. The Award is subject to the terms and conditions set forth in the Agreement and to the Plan.

The Restricted Share Units in the Award (that is, the total number of Restricted Share Units set forth on page 1 of the Agreement) are divided into three installments or tranches for purposes of determining the service, conduct and other conditions and provisions applicable to each portion of the RSUs and related Dividend Equivalents under the Agreement. This includes the conditions set forth in Section 4 related to Dividend Equivalents and the conditions set forth in Sections 5 and 6 relating to specified service conditions and service related forfeiture provisions for each tranche, to conduct-related and other provisions and forfeitures, and to vesting and settlement provisions for each tranche.

The three Restricted Share Units and related Dividend Equivalents tranches (each, a “Tranche”) are set forth below:

•	one-fourth of the Share Units (rounded down to the nearest whole unit) are in the first tranche (“First Tranche”);

•	one-third of the remaining Share Units (rounded down to the nearest whole unit) are in the second tranche (“Second Tranche”); and

•	the remainder of the Share Units are in the third tranche (“Third Tranche”).

Restricted Share Units and Dividend Equivalents are not transferable. Restricted Share Units and related Dividend Equivalents are subject to forfeiture pursuant to the applicable service, conduct and other terms and conditions of the Agreement until vesting of the Restricted Share Units in accordance with the terms of the Agreement.

Provided that Restricted Share Units are not forfeited in accordance with the terms of Section 5 and vest in accordance with the terms of Section 6, those RSUs will be settled and paid out, generally in shares of PNC common stock, pursuant to and in accordance with the terms of Section 6. Restricted Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of the service, conduct or other provisions of Section 5 will be cancelled without payment of any consideration by PNC.

The right to ongoing Dividend Equivalents is granted in connection with the Restricted Share Units to which those Dividend Equivalents relate and therefore shall terminate, without payment of any consideration by PNC, upon the cancellation or vesting, whichever is applicable, of the Restricted Share Units to which those Dividend Equivalents relate.

4. Dividend Equivalents.

Dividend Equivalents. These Dividend Equivalents are related to the Restricted Share Units, and Dividend Equivalents payments are applicable for the period during which the Tranche of Restricted Share Units to which they relate is outstanding. Dividend Equivalents apply to the period from and after the Award Grant Date until such time as the applicable Tranche of Restricted Share Units granted in connection with those Dividend Equivalents either (i) vests pursuant to and in accordance with the terms of Section 6 or (ii) is cancelled upon forfeiture in accordance with the terms of Section 5. At the end of such period (either the vesting date in accordance with Section 6 or cancellation date in accordance with Section 5), the related Dividend Equivalents terminate.

Once the Agreement is effective in accordance with Section 15 and subject to the terms and conditions of this Section 4, the Corporation will make Dividend Equivalents payments to Grantee, where applicable, of cash equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units to which such Dividend Equivalents relate been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during the applicable Dividend Equivalents period.

Payment. The Corporation will make Dividend Equivalents payments to Grantee where applicable pursuant to this Section 4 each quarter following the dividend payment date that relates to such record date, if any. Dividend Equivalents will not be payable with respect to a dividend unless the Restricted Share Units to which the Dividend Equivalents relate were outstanding on the dividend record date for such dividend. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date.

Dividend Equivalents payments are also subject to the additional conditions set forth below.

Additional Conditions. Except as otherwise provided in Sections 5.4(b), 12.11, and 14.9, termination or cancellation of the right to ongoing Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If the termination of the right to ongoing Dividend Equivalents occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalents payment to Grantee with respect to that record date, if any.

Where payment of Dividend Equivalents that would otherwise be made is suspended pursuant to Section 5.3 or Section 5.5 pending resolution of a potential forfeiture of the Restricted Share Units, then such payment will be made only if and when the suspension is terminated for reasons favorable to Grantee and the Restricted Share Units are not forfeited. No interest shall be paid with respect to any suspended payments. If the suspension is terminated for reasons adverse to Grantee, both the Restricted Share Units and any suspended Dividend Equivalents payments will be forfeited without payment.

5. Forfeiture Provisions; Termination Upon Failure to Meet Applicable Conditions.

5.1 Termination Upon Forfeiture of Units. The Award is subject to the forfeiture provisions set forth in this Section 5. Upon forfeiture and cancellation of a Tranche or Tranches, as the case may be, of Restricted Share Units, or specified portion thereof, and the right to receive payment with respect to the Dividend Equivalents related to such Restricted Share Units pursuant to the terms and conditions of this Section 5, the Award will terminate with respect to such Tranche or Tranches of RSUs and related Dividend Equivalents, or specified portion thereof, and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in the Restricted Share Units or the related right to Dividend Equivalents evidenced by the Agreement with respect to such Tranche or Tranches of RSUs and related Dividend Equivalents, or specified portion thereof, as applicable.

5.2 Service Requirements. Grantee will meet the service requirements of the Award with respect to the Restricted Share Units, or applicable portion thereof if so specified, if Grantee meets the conditions of any of the subclauses below. If more than one of the following subclauses is applicable with respect to those RSUs, Grantee will have met the service requirements for such RSUs upon the first to occur of such conditions.

(i)	Grantee continues to be an employee of the Corporation through and including the day immediately preceding the 3rd, 4th, or 5th anniversary of the Award Grant Date, as the case may be, with respect to the First, Second, or Third Tranche of the RSUs, as applicable.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	Grantee continues to be an employee of the Corporation until such time as Grantee’s employment is terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 12) and not for Cause (as defined in Section 12).

(iv)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 12).

(v)	Grantee continues to be employed by the Corporation through the day immediately prior to the date a Change of Control (as defined in Section 12) occurs.

(vi)	The Committee or other PNC Designated Person (as defined in Section 12) determines, in its sole discretion and prior to Grantee’s Termination Date, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Share Units that have not yet vested, the service requirements will be deemed to have been satisfied with respect to such share units; provided that if the Committee or other PNC Designated Person determines, in its sole discretion, that such deemed satisfaction of the service requirements shall be subject to any accompanying restrictions, terms or conditions, then such conditions shall have been timely satisfied (or shall be deemed to have been timely satisfied upon the earlier occurrence of Grantee’s death or of a Change of Control) no later than by the end of the day immediately preceding the 5th anniversary of the Award Grant Date.

5.3 Forfeiture Upon Failure to Meet Service Requirements.

(a) Except as otherwise provided in subsection (b) below, if, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements with respect to all or a portion of the Award as set forth in Section 5.2 prior to or as of Grantee’s Termination Date (as defined in Section 12), then all such outstanding Restricted Share Units that have so failed to meet such service requirements, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the Dividend Equivalents related to those Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(b) If, at the time Grantee ceases to be employed by the Corporation, Grantee could still satisfy the service requirements for all or a portion of the Award pursuant to Section 5.2(vi) provided that Grantee satisfies all of the conditions, if any, required by the Committee or other PNC Designated Person for such provision to apply within the time so specified by the Committee or other PNC Designated Person and/or that provision, then the potential forfeiture of that portion of the Award for failure to meet the service requirements set forth in Section 5.2 (and payment with respect to Dividend Equivalents with respect to that portion of the Award) will be suspended until the earliest to occur of the following: (1) Grantee’s failing to meet the service requirements of Section 5.2 upon the failure to satisfy such conditions at all or to satisfy such conditions within any time period specified by the Committee or other PNC Designated Person for such purpose or, if earlier or if no such time period is specified by the Committee or other PNC Designated Person, within the time period otherwise specified in such provision (i.e., no later than by the end of the day immediately preceding the 5th anniversary of the Award Grant Date); (2) the timely satisfaction of such conditions, if any, such that Grantee is considered to have met the service requirements of Section 5.2 for purposes of that portion of the Award; (3) Grantee’s death; or (4) the occurrence of a Change of Control.

If such suspension is resolved adverse to Grantee pursuant to clause (1) above, then all outstanding Restricted Share Units, together with all payments with respect to the related Dividend Equivalents that had been suspended pending such resolution, will be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC, effective as of Grantee’s Termination Date.

If such suspension is resolved pursuant to clause (2) above or by the occurrence of an event set forth in clause (3) or (4) above, then vesting of Restricted Share Units shall proceed in accordance with Section 6, as applicable, any Dividend Equivalents payments that had been suspended shall be paid, and payment of ongoing Dividend Equivalents, if any, shall resume in accordance with Section 4 as applicable. No interest shall be paid with respect to any suspended payments.

5.4 Forfeiture Upon Termination for Cause or Pursuant to Detrimental Conduct Provisions.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 5th anniversary of the Award Grant Date and prior to the occurrence of a Change of Control, if any, then all then outstanding Restricted Share Units, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the Dividend Equivalents related to those Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(b) Detrimental Conduct. At any time prior to the date that such Restricted Share Units vest in accordance with Section 6, Restricted Share Units and related Dividend Equivalents, or specified portion thereof, will be forfeited by Grantee to PNC and cancelled, without payment of any consideration by PNC, on the date and to the extent that PNC determines in its sole discretion to so cancel all or a specified portion of the Restricted Share Units and related Dividend Equivalents on the basis of its determination that Grantee has engaged in Detrimental Conduct as set forth in Section 12.11, whether such determination is made during the period of Grantee’s employment with the Corporation or after Grantee’s Termination Date; provided, however, that (i) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death and Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Share Units by will or the laws of descent and distribution in the event of Grantee’s death; (ii) in the event that Grantee’s termination of employment was an Anticipatory Termination, no determination that Grantee has engaged in Detrimental Conduct may be made on or after Grantee’s Termination Date; (iii) no determination that Grantee has engaged in Detrimental Conduct may be made between the time PNC enters into an agreement providing for a Change of Control and the time such agreement either terminates or results in a Change of Control; and (iv) no determination that Grantee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control (as defined in Section 12).

5.5 Suspension and Forfeiture Related to Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Share Units or any portion thereof are still outstanding and have not yet vested, the Committee or other PNC Designated Person may determine that the vesting of those Restricted Share Units and any further Dividend Equivalents payments shall be suspended.

Any such suspension of vesting shall continue until the earliest to occur of the following:

(1) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(2) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(3) Grantee’s death; or

(4) the occurrence of a Change of Control.

If the suspension is terminated by the occurrence of an event set forth in clause (1) above, those Restricted Share Units, together with all payments with respect to the related Dividend Equivalents that had been suspended, will, upon such occurrence, be automatically forfeited by Grantee to PNC, will not vest or be eligible to vest, and will be cancelled without payment of any consideration by PNC.

If the suspension is terminated by the occurrence of an event set forth in clause (2), (3) or (4) above, then vesting of those Restricted Share Units shall proceed in accordance with Section 6, as applicable, any Dividend Equivalents payments that had been suspended shall be paid, and payment of ongoing Dividend Equivalents, if any, shall resume in accordance with Section 4 as applicable. No interest shall be paid with respect to any suspended payments.

6. Vesting and Settlement of Restricted Share Units.

6.1 Vesting. Restricted Share Units will vest upon the earliest to occur of the events set forth in the subclauses below, provided that those Restricted Share Units have not been forfeited prior to such event pursuant to any of the provisions of Section 5 and remain outstanding at that time:

(i)

the 3rd anniversary of the Award Grant Date in the case of the First Tranche of RSUs, the 4th anniversary of the Award Grant Date in the case of the Second Tranche of RSUs, and the 5th anniversary of the Award Grant Date in the case of the Third Tranche of RSUs, as the case may be, or, if later, on the date as of which any suspension imposed with respect to those Restricted Share Units pursuant to Section 5.5 is lifted without forfeiture of the units and the units vest, as applicable;

(ii)	the date of Grantee’s death; and

(iii)	the end of the day immediately preceding the day a Change of Control (as defined in Section 12) occurs.

Restricted Share Units that have been forfeited by Grantee pursuant to the provisions of Section 5 are not eligible for vesting, will not settle and will be cancelled without payment of any consideration by PNC.

The Dividend Equivalents period with respect to Dividend Equivalents related to such Restricted Share Units will end and such Dividend Equivalents will terminate either on the vesting date for such Restricted Share Units in accordance with Section 6 or on the cancellation date for such Restricted Share Units in accordance with Section 5, as applicable.

6.2 Settlement. Restricted Share Units that have vested will be settled at the time set forth in Section 6.3 by delivery to Grantee of that number of whole shares of PNC common stock equal to the number of outstanding vested Restricted Share Units being settled or as otherwise provided pursuant to Section 8 if applicable.

No fractional shares will be delivered to Grantee. If the outstanding vested Restricted Share Units being settled include a fractional interest, such fractional interest will be liquidated and paid to Grantee in cash on the basis of the then current Fair Market Value (as defined in Section 12) of PNC common stock as of the vesting date (or as of the scheduled payment date pursuant to subsection (2) of the third bullet under Section 6.3 if payment is made pursuant to that provision as necessary) or in any case as otherwise provided in Section 10 or in Section 8 if applicable.

Delivery of shares and/or other payment pursuant to the Award will not be made unless and until all applicable tax withholding requirements with respect to such payment have been satisfied.

6.3 Payout Timing. Payment will be made to Grantee in settlement of outstanding Restricted Share Units that have vested as soon as practicable after the vesting date set forth in the applicable subclause of Section 6.1 for such RSUs, generally within 30 days but no later than December 31st of the calendar year in which the vesting date occurs, subject to the provisions of the following bullets, if applicable. No interest shall be paid with respect to any such payments hereunder.

•	In the event that the vesting date pursuant to Section 6.1(i) is the date as of which any suspension imposed pursuant to Section 5.5 is lifted, payment will be made no later than the earlier of (a) 30 days after the vesting date and (b) December 31st of the calendar year in which the vesting date occurs.

•	Where vesting occurs pursuant to Section 6.1(ii) upon Grantee’s death, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death.

•	Where vesting occurs pursuant to Section 6.1(iii) due to the occurrence of a Change of Control:

(1)	If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code, payment will be made as soon as practicable after the Change of Control date, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, by the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the U.S. Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2)	If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code, then payment will be made as soon as practicable after the date that would have been the scheduled vesting date for such Restricted Share Units had they vested pursuant to Section 6.1(i) rather than pursuant to Section 6.1(iii), but in no event later than December 31st of the calendar year in which such scheduled vesting date occurs.

•	Where vesting occurs pursuant to Section 6.1(iii) due to the occurrence of a Change of Control and payment is scheduled, pursuant to subsection (2) of the bullet above, for as soon as practicable after the date that would have been the scheduled vesting date for such Restricted Share Units had they vested pursuant to Section 6.1(i) rather than pursuant to Section 6.1(iii), but Grantee dies prior to that scheduled payout date, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later (but not beyond the end of the calendar year in which the vesting would have occurred had such RSUs vested pursuant to Section 6.1(i) rather than pursuant to Section 6.1(iii)), the 15th day of the 3rd calendar month following the date of Grantee’s death.

7. No Rights as Shareholder Until Issuance of Shares. Grantee will have no rights as a shareholder of PNC by virtue of this Award unless and until shares of PNC stock are issued and delivered in settlement of outstanding vested Restricted Share Units pursuant to and in accordance with Section 6.

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time, if any, that outstanding vested Restricted Share Units are settled and paid, the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation (a) measuring the value per share unit of any share-denominated award amount authorized for payment to Grantee pursuant to Section 6 by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions and (b) authorizing payment of the entire value of any award amount authorized for payment to Grantee pursuant to Section 6 to be paid in cash at the applicable time specified in Section 6.

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

8.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per share unit of any share-denominated award amount will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then the entire value of any payment to be made to Grantee pursuant to Section 6 will be made solely in cash at the applicable time specified by Section 6.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Share Units and related Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time any outstanding vested Restricted Share Units are settled and paid in accordance with the terms of Section 6, such delivery of shares and/or other payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative, or retained by PNC for taxes pursuant to Section 10, shall extinguish all right to payment hereunder.

10. Withholding Taxes. Where all applicable withholding tax obligations have not previously been satisfied, PNC will, at the time any such obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from amounts then payable hereunder to Grantee or, if none, from other compensation then payable to Grantee, or as otherwise determined by PNC.

Unless the Compensation Committee or other PNC Designated Person (as defined in Section 12) determines otherwise, where amounts are then payable hereunder to Grantee in the form of shares of PNC common stock, the Corporation will retain whole shares from any such amounts until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligation. In the event that amounts then payable to Grantee include a fractional interest, withholding may be made in the form of shares with respect to such fractional interest. In the event that amounts are not then payable hereunder to Grantee in the form of shares or that such withholdings are otherwise not sufficient to meet the minimum amount of taxes then required to be withheld, withholding will be made from any amounts then payable hereunder to Grantee that are settled in cash until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligation.

If any withholding is required prior to the time amounts are payable to Grantee hereunder or if such amounts are not sufficient to satisfy such obligation in full, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

For purposes of this Section 10, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value (as defined in Section 12) on the date the tax withholding obligation arises.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. The Corporation will not retain Shares for this purpose. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units and related Dividend Equivalents award nor any payment with respect to such Award authorized hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

12.1 “Agreement,” “Award Agreement;” “Award;” “Award Grant Date.”

“Agreement” or “Award Agreement” means the Stock-Payable Restricted Share Units Award Agreement between PNC and Grantee evidencing the Restricted Share Units with related Dividend Equivalents award granted to Grantee pursuant to the Plan.

“Award” means the Restricted Share Units with related Dividend Equivalents award granted to Grantee pursuant to the Plan and evidenced by the Agreement.

“Award Grant Date” means the Award Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units and related Dividend Equivalents are authorized to be granted by the Committee in accordance with the Plan.

12.2 “Anticipatory Termination” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 12.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 12.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 12.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

12.3 “Board” means the Board of Directors of PNC.

12.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 12.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

12.5 “CEO” means the chief executive officer of PNC.

12.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 12.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 12.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

12.7 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

12.8 “Competitive Activity.”

“Competitive Activity” while Grantee is an employee of the Corporation means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary or (2) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the next twelve (12) months, in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

“Competitive Activity” on or after Grantee’s Termination Date means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in subsection (a), clause (ii) of the definition of Detrimental Conduct in Section 12.11, in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

For purposes of Competitive Activity as defined in this Section 12.8, and for purposes of the definition of competitive activity in any other PNC restricted share unit or in any PNC restricted stock, stock option, or other equity-based award or awards held by Grantee, however, the term subsidiary or subsidiaries shall not include companies in which the Corporation holds an interest pursuant to its merchant banking authority.

12.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the U.S. Internal Revenue Code.

12.10 “Corporation” means PNC and its Consolidated Subsidiaries.

12.11 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity as defined in Section 12.8 in the continental United States at any time during the period of Grantee’s employment with the Corporation and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or other PNC Designated Person, as applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, (1) determines in its sole discretion that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement and (2) determines in its sole discretion to cancel all or a specified portion of the Restricted Share Units that have not yet vested in accordance with Section 6 and of the Dividend Equivalents related to such Restricted Share Units, including Dividend Equivalents related to such Restricted Share Units that may already have been paid to Grantee, on the basis of such determination that Grantee has engaged in Detrimental Conduct.

12.12 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the U.S. Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

12.13 “Dividend Equivalents” means the opportunity to receive dividend equivalents granted to Grantee pursuant to the Plan in connection with the Restricted Share Units to which they relate and evidenced by the Agreement.

12.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means (a) the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades or, if the Committee has so acted, (b) fair market value as determined using such other reasonable method adopted by the Committee in good faith for such purpose that uses actual transactions in PNC common stock as reported by a national securities exchange or the Nasdaq National Market, provided that such method is consistently applied.

12.15 “GAAP” or “U.S. generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

12.16 “Grantee” means the person to whom the Restricted Share Units with related Dividend Equivalents award is granted and is identified as Grantee on page 1 of the Agreement.

12.17 “Internal Revenue Code” or “U.S. Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended and the rules and regulations promulgated thereunder.

12.18 “Person” has the meaning specified in the definition of Change of Control in Section 12.6(a).

12.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

12.20 “PNC” means The PNC Financial Services Group, Inc.

12.21 “PNC Designated Person” or “Designated Person” will be: (a) the Compensation Committee or its delegate if Grantee is (or was when Grantee ceased to be an employee of the Corporation) either a member of the Corporate Executive Group (or equivalent successor classification) or subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities (or both); or (b) the Compensation Committee, the CEO, or the Chief Human Resources Officer of PNC, or any other individual or group as may be designated by one of the foregoing to act as Designated Person for purposes of the Agreement.

12.22 “Restricted Share Units” or “RSUs” means the Share-denominated award opportunity of the number of restricted share units specified as the Restricted Share Units on page 1 of the Agreement, subject to capital adjustments pursuant to Section 8 if any, granted to Grantee pursuant to the Plan and evidenced by the Agreement.

12.23 “SEC” means the United States Securities and Exchange Commission.

12.24 “Section 409A” means Section 409A of the U.S. Internal Revenue Code.

12.25 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

12.26 “Share” means a share of PNC common stock.

12.27 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

12.28 “Tranche” and “First, Second or Third Tranche” have the meanings set forth in Section 3.

13. Grantee Covenants.

13.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 13 and 14 by virtue of receiving this Restricted Share Units with related Dividend Equivalents award (regardless of whether such share units or any portion thereof ultimately vest and settle and regardless of whether any such dividend equivalents are ultimately paid); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

13.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 13.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 13.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

13.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee shall not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

13.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 13.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

14. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

14.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the Federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

14.2 Equitable Remedies. A breach of the provisions of any of Sections 13.2, 13.3 or 13.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

14.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 13.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

14.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

14.5 Severability. The restrictions and obligations imposed by Sections 13.2, 13.3, 13.4, 14.1 and 14.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

14.6 Reform. In the event any of Sections 13.2, 13.3 and 13.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

14.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 13.2, 13.3 and 13.4.

14.8 Compliance with U.S. Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A of the U.S. Internal Revenue Code, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A of the U.S. Internal Revenue Code or to provide such payments or benefits in a manner that complies with the provisions of Section 409A of the U.S. Internal Revenue Code such that they will not be taxable thereunder.

14.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to Federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the Award, and any right to receive and retain any Shares or other value pursuant to the Award, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any clawback, adjustment or similar policy of PNC in effect on the Award Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law or regulation.

14.10 Subject to the Plan and Interpretations. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee, or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Grant Date.

14.11 Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

14.12 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

15. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement. If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement so executed by Grantee. Otherwise, upon such execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

Three Year Three Tranche Stock-Payable RSUs

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

             20     STOCK-PAYABLE RESTRICTED SHARE UNITS

AWARD AGREEMENT

* * *

GRANTEE:	[Name]

AWARD GRANT DATE:	, 20

RESTRICTED SHARE UNITS:	[number] share units

1. Definitions. Certain terms used in this              20     Stock-Payable Restricted Share Units Award Agreement (the “Agreement” or “Award Agreement”) are defined in Section 12 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Share Units with Related Dividend Equivalents Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Share-denominated award opportunity of stock-payable restricted share units (“Restricted Share Units” or “RSUs”) of the number of share units set forth above, together with the opportunity to receive related dividend equivalents to the extent provided herein (“Dividend Equivalents”), payable in cash, with respect to those share units (together, the “Award”). The Award is subject to acceptance by Grantee in accordance with Section 15 and is subject to the terms and conditions of the Agreement and to the Plan.

3. Terms of Award. The Award is subject to the terms and conditions set forth in the Agreement and to the Plan.

3.1 No Service Requirements. Grantee must be an employee of the Corporation on the Award Grant Date. There is no continuing service requirement for the Award.

3.2 Initial Tax Withholding; Tax Share Units. Any Federal Insurance Contributions Act (FICA) employee taxes required in connection with and at the time of grant of the Award,

and any Federal, state or local tax amounts related to the payment of such FICA taxes or to required minimum income tax withholding in connection with the payout at the time of grant of sufficient of the Restricted Share Units to pay the employee FICA taxes and all related taxes (including additional income taxes required by virtue of the pyramiding of wages and taxes), shall be paid first from the retention of the Shares resulting from the payout at that time of the Tax Share Units (as described below) and then any remaining amount shall be withheld from other compensation then payable to Grantee. The Tax Share Units will vest and be paid out in shares of PNC common stock in accordance with the applicable provisions of Section 6 at the time of grant and those payout Shares will be retained by PNC, all for the sole purpose of the payment of required employee FICA and other taxes in accordance with this Section 3.2 and Section 10.1.

The Tax Share Units shall be that number of the Restricted Share Units of the Award equal to the aggregate of the First Day Tax Withholding amounts (in dollars), as described below, divided by the Fair Market Value (as defined in Section 12) of a share of PNC common stock on the Award Grant Date, rounded down to the nearest whole share unit; provided, however, that the Tax Share Units shall in no event exceed the number of share units the payout of which is permitted to be accelerated for the purposes of the payment of FICA taxes and any Federal, state and local taxes related to the payment of such FICA taxes (including additional income taxes required by virtue of the pyramiding of wages and taxes) in accordance with Section 409A of the U.S. Internal Revenue Code.

The First Day Tax Withholding amounts shall be (i) the dollar amount of the employee FICA taxes imposed with respect to the Award at the time of grant and any state or local taxes related to the payment of such FICA taxes, plus (ii) the dollar amount of Federal, state and local income tax required to be withheld on the income recognized by virtue of the payout of sufficient Restricted Share Units such that the retention of the Shares so paid out will be sufficient to satisfy the payment of the dollar amount of taxes described in clause (i) hereof, plus (iii) the dollar amount of Federal, state and local income tax required to be withheld on the income recognized by virtue of the payout of sufficient additional Restricted Share Units to satisfy the required income tax withholding on the dollar amount described in clause (ii) hereof, and so on with respect to the income taxes related to the compensation income attributable to the pyramiding of paying out sufficient additional share units to satisfy each successive amount of required income tax withholding.

Applicable tax withholding obligations not satisfied at the time of grant as described above will be satisfied as provided in Section 10.2.

3.3 Tranches. The Restricted Share Units in the Award that are not Tax Share Units (that is, the total number of Restricted Share Units set forth on page 1 of the Agreement minus the number of Tax Share Units) are divided into three installments or tranches for purposes of determining the conduct and other conditions and provisions applicable to each portion of the RSUs and related Dividend Equivalents under the Agreement. This includes the conditions set forth in Section 4 related to Dividend Equivalents and the conditions set forth in Sections 5 and 6 relating to conduct-related provisions and forfeitures and to vesting and settlement provisions for each tranche.

The three Restricted Share Units and related Dividend Equivalents tranches (each, a “Tranche”) are set forth below:

•	one-third of the share units that are not Tax Share Units (rounded down to the nearest whole unit) are in the first tranche (“First Tranche”);

•	one-half of the remaining share units that are not Tax Share Units (rounded down to the nearest whole unit) are in the second tranche (“Second Tranche”); and

•	the remainder of the share units that are not Tax Share Units are in the third tranche (“Third Tranche”).

3.4 Restricted Share Units and Dividend Equivalents are not transferable. Restricted Share Units and related Dividend Equivalents are subject to forfeiture pursuant to the applicable conduct and other terms and conditions of the Agreement until vesting of the Restricted Share Units in accordance with the terms of the Agreement.

Provided that Restricted Share Units are not forfeited in accordance with the terms of Section 5 and vest in accordance with the terms of Section 6, those RSUs will be settled and paid out, generally in shares of PNC common stock, pursuant to and in accordance with the terms of Section 6. Restricted Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of the conduct provisions of Section 5 will be cancelled without payment of any consideration by PNC.

The right to ongoing Dividend Equivalents is granted in connection with the Tranche of Restricted Share Units to which those Dividend Equivalents relate and therefore shall terminate, without payment of any consideration by PNC, upon the cancellation or vesting, whichever is applicable, of the Tranche of Restricted Share Units to which those Dividend Equivalents relate. Due to the timing of the vesting of the Tax Share Units, no related Dividend Equivalents will be payable with respect to the Tax Share Units.

4. Dividend Equivalents.

Dividend Equivalents. These Dividend Equivalents are related to the Restricted Share Units other than the Tax Share Units, and Dividend Equivalents payments are applicable for the period during which the Tranche of Restricted Share Units to which they relate is outstanding. Dividend Equivalents apply to the period from and after the Award Grant Date until such time as the applicable Tranche of Restricted Share Units granted in connection with those Dividend Equivalents either (i) vests pursuant to and in accordance with the terms of Section 6 or (ii) is cancelled upon forfeiture in accordance with the terms of Section 5. At the end of such period (either the vesting date in accordance with Section 6 or cancellation date in accordance with Section 5), the related Dividend Equivalents terminate.

Once the Agreement is effective in accordance with Section 15 and subject to the terms and conditions of this Section 4, the Corporation will make Dividend Equivalents payments to Grantee, where applicable, of cash equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units to which such Dividend Equivalents relate been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during the applicable Dividend Equivalents period.

Due to the timing of the vesting of the Tax Share Units, no related Dividend Equivalents will be payable with respect to the Tax Share Units.

Payment. The Corporation will make Dividend Equivalents payments to Grantee where applicable pursuant to this Section 4 each quarter following the dividend payment date that relates to such record date, if any. Dividend Equivalents will not be payable with respect to a dividend unless the Restricted Share Units to which the Dividend Equivalents relate were outstanding on the dividend record date for such dividend. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date.

Dividend Equivalents payments are also subject to the additional conditions set forth below.

Additional Conditions. Except as otherwise provided in Sections 5.2(b), 12.11, and 14.9, termination or cancellation of the right to ongoing Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If the termination of the right to ongoing Dividend Equivalents occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalents payment to Grantee with respect to that record date, if any.

Where payment of Dividend Equivalents that would otherwise be made is suspended pursuant to Section 5.3 pending resolution of a potential forfeiture of the Restricted Share Units, then such payment will be made only if and when the suspension is terminated for reasons favorable to Grantee and the Restricted Share Units are not forfeited. No interest shall be paid with respect to any suspended payments. If the suspension is terminated for reasons adverse to Grantee, both the Restricted Share Units and any suspended Dividend Equivalents payments will be forfeited without payment.

5.	Forfeiture Provisions; Termination Upon Failure to Meet Applicable Conduct Conditions.

5.1 Termination Upon Forfeiture of Units. The Award is subject to the forfeiture provisions set forth in this Section 5. Upon forfeiture and cancellation of Restricted Share Units, or specified portion thereof, and the right to receive payment with respect to the Dividend Equivalents related to such Restricted Share Units, pursuant to the terms and conditions of this Section 5, the Award will terminate with respect to such RSUs and related Dividend Equivalents, and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in the Restricted Share Units or the related right to Dividend Equivalents evidenced by the Agreement with respect to such RSUs and related Dividend Equivalents, or specified portion thereof, as applicable.

5.2	Forfeiture Upon Termination for Cause or Pursuant to Detrimental Conduct Provisions.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 3rd anniversary of the Award Grant Date and prior to the occurrence of a Change of Control, if any, then all then outstanding Restricted Share Units, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the Dividend Equivalents related to those Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(b) Detrimental Conduct. At any time prior to the date that such Restricted Share Units vest in accordance with Section 6, Restricted Share Units and related Dividend Equivalents, or specified portion thereof, will be forfeited by Grantee to PNC and cancelled, without payment of any consideration by PNC, on the date and to the extent that PNC determines in its sole discretion to so cancel all or a specified portion of the Restricted Share Units and related Dividend Equivalents on the basis of its determination that Grantee has engaged in Detrimental Conduct as set forth in Section 12.11, whether such determination is made during the period of Grantee’s employment with the Corporation or after Grantee’s Termination Date; provided, however, that (i) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death and Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Share Units by will or the laws of descent and distribution in the event of Grantee’s death; (ii) no determination that Grantee has engaged in Detrimental Conduct may be made between the time PNC enters into an agreement providing for a Change of Control and the time such agreement either terminates or results in a Change of Control; and (iii) no determination that Grantee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control (as defined in Section 12).

5.3 Suspension and Forfeiture Related to Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Share Units or any portion thereof are still outstanding and have not yet vested, the vesting of those Restricted Share Units and any further Dividend Equivalent payments shall be automatically suspended.

Such suspension of vesting shall continue until the earliest to occur of the following:

(1) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(2) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(3) Grantee’s death; or

(4) the occurrence of a Change of Control.

If the suspension is terminated by the occurrence of an event set forth in clause (1) above, those Restricted Share Units, together with all payments with respect to the related Dividend Equivalents that had been suspended, will, upon such occurrence, be automatically forfeited by Grantee to PNC, will not vest or be eligible to vest, and will be cancelled without payment of any consideration by PNC.

If the suspension is terminated by the occurrence of an event set forth in clause (2), (3) or (4) above, then vesting of those Restricted Share Units shall proceed in accordance with Section 6, as applicable, any Dividend Equivalents payments that had been suspended shall be paid, and payment of ongoing Dividend Equivalents, if any, shall resume in accordance with Section 4 as applicable. No interest shall be paid with respect to any suspended payments.

6. Vesting and Settlement of Restricted Share Units.

6.1 Vesting. Restricted Share Units will vest upon the earliest to occur of the events set forth in the subclauses below, provided that those Restricted Share Units have not been forfeited prior to such event pursuant to any of the provisions of Section 5 and remain outstanding at that time:

(i)	the Award Grant Date in the case of the Tax Share Units;

(ii)	the 1st anniversary of the Award Grant Date in the case of the First Tranche of RSUs, the 2nd anniversary of the Award Grant Date in the case of the Second Tranche of RSUs, and the 3rd anniversary of the Award Grant Date in the case of the Third Tranche of RSUs, as the case may be, or, if later, on the date as of which any suspension imposed with respect to those RSUs pursuant to Section 5.3 is lifted without forfeiture of the units and the units vest, as applicable;

(iii)	the date of Grantee’s death; and

(iv)	the end of the day immediately preceding the day a Change of Control (as defined in Section 12) occurs.

Restricted Share Units that have been forfeited by Grantee pursuant to the provisions of Section 5 are not eligible for vesting, will not settle and will be cancelled without payment of any consideration by PNC.

The Dividend Equivalents period with respect to Dividend Equivalents related to such Restricted Share Units will end and such Dividend Equivalents will terminate either on the vesting date for such Restricted Share Units in accordance with Section 6 or on the cancellation date for such Restricted Share Units in accordance with Section 5, as applicable.

6.2 Settlement.

(a) Tax Share Units. Vested Tax Share Units will be settled at the time set forth in Section 6.3 for the payout of Tax Share Units by delivery of that number of whole shares of PNC common stock equal to the number of vested Tax Share Units being settled.

(b) Except as otherwise provided in Section 6.2 (a) above, Restricted Share Units that have vested will be settled at the time set forth in Section 6.3 by delivery to Grantee of that number of whole shares of PNC common stock equal to the number of outstanding vested Restricted Share Units being settled or as otherwise provided pursuant to Section 8 if applicable.

No fractional shares will be delivered to Grantee. If the outstanding vested Restricted Share Units being settled include a fractional interest, such fractional interest will be liquidated and paid to Grantee in cash on the basis of the then current Fair Market Value (as defined in Section 12) of PNC common stock as of the vesting date (or as of the scheduled payment date pursuant to subsection (2) of the third bullet under Section 6.3(b) if payment is made pursuant to that provision as necessary) or in any case as otherwise provided in Section 8 if applicable.

Delivery of shares and/or other payment pursuant to the Award will not be made unless and until all applicable tax withholding requirements with respect to such payment have been satisfied.

6.3 Payout Timing.

(a) Tax Share Units. Payment will be made in settlement of the vested Tax Share Units as soon as practicable upon the vesting of those share units as set forth in subclause (i) of Section 6.1, and the shares of PNC common stock so paid out in settlement of the vested Tax Share Units will be retained by PNC for FICA and other tax withholding in accordance with Sections 3.2 and 10.1.

(b) Except as otherwise provided in Section 6.3 (a) above, payment will be made to Grantee in settlement of outstanding Restricted Share Units that have vested as soon as practicable after the vesting date set forth in the applicable subclause of Section 6.1 for such RSUs, generally within 30 days but no later than December 31st of the calendar year in which the vesting date occurs, subject to the provisions of the following bullets, if applicable. No interest shall be paid with respect to any such payments hereunder.

•	In the event that the vesting date pursuant to Section 6.1(ii) is the date as of which any suspension imposed pursuant to Section 5.3 is lifted, payment will be made no later than the earlier of (a) 30 days after the vesting date and (b) December 31st of the calendar year in which the vesting date occurs.

•	Where vesting occurs pursuant to Section 6.1(iii) upon Grantee’s death, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death.

•	Where vesting occurs pursuant to Section 6.1(iv) due to the occurrence of a Change of Control:

(1)	If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code, payment will be made as soon as practicable after the Change of Control date, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, by the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the U.S. Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2)	If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code, then payment will be made as soon as practicable after the date that would have been the scheduled vesting date for such Restricted Share Units had they vested pursuant to Section 6.1(ii) rather than pursuant to Section 6.1(iv), but in no event later than December 31st of the calendar year in which such scheduled vesting date occurs.

•

Where vesting occurs pursuant to Section 6.1(iv) due to the occurrence of a Change of Control and payment is scheduled, pursuant to subsection (2) of the bullet above, for as soon as practicable after the date that would have been the scheduled vesting date for such Restricted Share Units had they vested pursuant to Section 6.1(ii) rather than pursuant to Section 6.1(iv), but Grantee dies prior to that scheduled payout date, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later (but not beyond the end of the calendar year in which the vesting would have occurred had such RSUs vested pursuant to Section 6.1(ii) rather than pursuant to Section 6.1(iv)), the 15th day of the 3rd calendar month following the date of Grantee’s death.

7. No Rights as Shareholder Until Issuance of Shares. Grantee will have no rights as a shareholder of PNC by virtue of this Award unless and until Shares are issued and delivered in settlement of outstanding vested Restricted Share Units pursuant to and in accordance with Section 6.

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time, if any, that outstanding vested Restricted Share Units are settled and paid, the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation (a) measuring the value per share unit of any share-denominated award amount authorized for payment to Grantee pursuant to Section 6 by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions and (b) authorizing payment of the entire value of any award amount authorized for payment to Grantee pursuant to Section 6 to be paid in cash at the applicable time specified in Section 6.

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

8.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per share unit of any share-denominated award amount will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then the entire value of any payment to be made to Grantee pursuant to Section 6 will be made solely in cash at the applicable time specified by Section 6.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Share Units and related Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time any outstanding vested Restricted Share Units are settled and paid in accordance with the terms of Section 6, such delivery of shares and/or other payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative, or retained by PNC for taxes pursuant to Sections 3, 6 and 10, shall extinguish all right to payment hereunder.

10. Withholding Taxes.

10.1 The Corporation will retain the whole shares of PNC common stock payable hereunder upon settlement of the Tax Share Units to satisfy the employee FICA taxes imposed on the Award at the time of grant, any state or local taxes related to the payment of such FICA taxes, and all minimum Federal, state or local income tax withholding requirements with respect to the payout of Tax Share Units. Any tax withholding obligation with respect to such FICA and other taxes remaining after the retention of Shares for the purpose of payment of such taxes will be satisfied by the Corporation by withholding for such purpose from other compensation then payable to Grantee, or as otherwise determined by PNC.

For purposes of this Section 10.1, shares of PNC common stock retained to satisfy applicable FICA and other withholding tax requirements will be valued at their Fair Market Value (as defined in Section 12) on the date the tax withholding obligation arises (that is, on the Award Grant Date).

10.2 Where all applicable withholding tax obligations have not previously been satisfied, PNC will, at the time any such obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from amounts then payable hereunder to Grantee or, if none, from other compensation then payable to Grantee, or as otherwise determined by PNC.

Unless the Compensation Committee or other PNC Designated Person (as defined in Section 12) determines otherwise, where amounts are then payable hereunder to Grantee in the form of shares of PNC common stock, the Corporation will retain whole shares from any such amounts until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligation. In the event that amounts are not then payable hereunder to Grantee in the form of shares or that such withholdings are otherwise not sufficient to meet the minimum amount of taxes then required to be withheld, withholding will be made from any amounts then payable hereunder to Grantee that are settled in cash until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligation.

If any withholding is required prior to the time amounts are payable to Grantee hereunder or if such amounts are not sufficient to satisfy such obligation in full, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value (as defined in Section 12) on the date the tax withholding obligation arises.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. The Corporation will not retain Shares for this purpose. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units and related Dividend Equivalents award nor any payment with respect to such Award authorized hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

12.1 “Agreement” or “Award Agreement.”

“Agreement” or “Award Agreement” means the             20     Stock-Payable Restricted Share Units Award Agreement between PNC and Grantee evidencing the Restricted Share Units with related Dividend Equivalents award granted to Grantee pursuant to the Plan.

12.2 “Award;” “Award Grant Date.”

“Award” means the Restricted Share Units with related Dividend Equivalents award granted to Grantee pursuant to the Plan and evidenced by the Agreement.

“Award Grant Date” means the Award Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units and related Dividend Equivalents are authorized to be granted by the Committee in accordance with the Plan.

12.3 “Board” means the Board of Directors of PNC.

12.4 “Cause” and “termination for Cause.” For purposes of the Agreement, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

12.5 “CEO” means the chief executive officer of PNC.

12.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 12.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 12.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

12.7 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

12.8 “Competitive Activity.”

“Competitive Activity” while Grantee is an employee of the Corporation means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary or (2) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the next twelve (12) months, in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

“Competitive Activity” on or after Grantee’s Termination Date means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in subsection (a), clause (ii) of the definition of Detrimental Conduct in Section 12.11, in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

For purposes of Competitive Activity as defined in this Section 12.8, and for purposes of the definition of competitive activity in any other PNC restricted share unit or in any PNC restricted stock, stock option, or other equity-based award or awards held by Grantee, however, the term subsidiary or subsidiaries shall not include companies in which the Corporation holds an interest pursuant to its merchant banking authority.

12.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the U.S. Internal Revenue Code.

12.10 “Corporation” means PNC and its Consolidated Subsidiaries.

12.11 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity as defined in Section 12.8 in the continental United States at any time during the period of Grantee’s employment with the Corporation and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or other PNC Designated Person, as applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, (1) determines in its sole discretion that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement and (2) determines in its sole discretion to cancel all or a specified portion of the Restricted Share Units that have not yet vested in accordance with Section 6 and of the Dividend Equivalents related to such Restricted Share Units, including Dividend Equivalents related to such Restricted Share Units that may already have been paid to Grantee, on the basis of such determination that Grantee has engaged in Detrimental Conduct.

12.12 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the U.S. Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

12.13 “Dividend Equivalents” means the opportunity to receive dividend equivalents granted to Grantee pursuant to the Plan in connection with the Restricted Share Units to which they relate and evidenced by the Agreement.

12.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

12.15 “GAAP” or “U.S. generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

12.16 “Grantee” means the person to whom the Restricted Share Units with related Dividend Equivalents award is granted and is identified as Grantee on page 1 of the Agreement.

12.17 “Internal Revenue Code” or “U.S. Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended and the rules and regulations promulgated thereunder.

12.18 “Person” has the meaning specified in the definition of Change of Control in Section 12.6(a).

12.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

12.20 “PNC” means The PNC Financial Services Group, Inc.

12.21 “PNC Designated Person” or “Designated Person” will be: (a) the Compensation Committee or its delegate if Grantee is (or was when Grantee ceased to be an employee of the Corporation) either a member of the Corporate Executive Group (or equivalent successor classification) or subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities (or both); or (b) the Compensation Committee, the CEO, or the Chief Human Resources Officer of PNC, or any other individual or group as may be designated by one of the foregoing to act as Designated Person for purposes of the Agreement.

12.22 “Restricted Share Units” or “RSUs” means the Share-denominated award opportunity of the number of share units specified as the Restricted Share Units on page 1 of the Agreement, subject to capital adjustments pursuant to Section 8 if any, granted to Grantee pursuant to the Plan and evidenced by the Agreement.

12.23 “SEC” means the United States Securities and Exchange Commission.

12.24 “Section 409A” means Section 409A of the U.S. Internal Revenue Code.

12.25 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

12.26 “Share” means a share of PNC common stock.

12.27 “Tax Share Units” has the meaning set forth in Section 3.

12.28 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

12.29 “Tranche” and “First, Second or Third Tranche” have the meanings set forth in Section 3.

13. Grantee Covenants.

13.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 13 and 14 by virtue of receiving this Restricted Share Units with related Dividend Equivalents award (regardless of whether such share units or any portion thereof ultimately vest and settle); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

13.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 13.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

13.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee shall not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

13.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 13.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

14. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

14.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the Federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

14.2 Equitable Remedies. A breach of the provisions of any of Sections 13.2, 13.3 or 13.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

14.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 13.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

14.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

14.5 Severability. The restrictions and obligations imposed by Sections 13.2, 13.3, 13.4, 14.1 and 14.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

14.6 Reform. In the event any of Sections 13.2, 13.3 and 13.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

14.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 13.2, 13.3 and 13.4.

14.8 Compliance with U.S. Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A of the U.S. Internal Revenue Code, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A of the U.S. Internal Revenue Code or to provide such payments or benefits in a manner that complies with the provisions of Section 409A of the U.S. Internal Revenue Code such that they will not be taxable thereunder.

14.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to Federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the Award, and any right to receive and retain any Shares or other value pursuant to the Award, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any clawback, adjustment or similar policy of PNC in effect on the Award Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

14.10 Subject to the Plan and Interpretations. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee, or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Grant Date.

14.11 Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

14.12 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

15. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement. If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement so executed by Grantee. Otherwise, upon such execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

PERFORMANCE UNITS

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

CORPORATE EXECUTIVE GROUP

PERFORMANCE-BASED STOCK-PAYABLE

RESTRICTED SHARE UNITS

AWARD AGREEMENT

* * *

GRANTEE:	[Name]

AWARD GRANT DATE:	, 20

SHARE UNITS:	[whole number of share units]

1. Definitions.

Certain terms used in this Corporate Executive Group Performance-Based Stock-Payable Restricted Share Units Award Agreement (the “Agreement” or “Award Agreement”) are defined in Section 15 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Performance RSUs with Related Dividend Equivalents Award.

Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Share-denominated award opportunity of restricted share units (“Performance RSUs”) of the number of share units set forth above, together with the opportunity to receive related dividend equivalents to the extent provided herein (“Dividend Equivalents”), payable in cash, with respect to those share units (together, the “Award”). The Award is subject to acceptance by Grantee in accordance with Section 18 and is subject to the terms and conditions of the Award Agreement, including service and conduct conditions, corporate performance conditions and related adjustments, risk performance conditions and related adjustments, and forfeiture provisions, and to the Plan.

3. Terms of Award.

For the purpose of determining service and conduct conditions, corporate performance conditions and related adjustments, risk performance conditions and related adjustments, forfeiture provisions, and other conditions and provisions applicable to each portion of the Performance RSUs and related Dividend Equivalents under the Award Agreement, the Award is divided into four installments or tranches.

This includes the provisions set forth in Section 4 related to Dividend Equivalents and the provisions set forth in Sections 5, 6 and 7 relating to (1) specified service conditions and service-related forfeiture provisions, (2) specified conduct-related forfeiture and suspension provisions, (3) specified annual corporate performance conditions, annual formulaic risk performance conditions (the first risk metric), and annual risk performance reviews, review criteria and conditions (the second risk metric), and (4) performance-related adjustment provisions that subject the award payout size of each tranche that remains outstanding and satisfies the applicable conditions for vesting of that tranche to three separate annual performance factors related to that tranche’s performance year: (a) one formulaic factor for specified corporate performance that may result in an upward or downward payout size adjustment ranging from 125.00% to 75.00%, (b) one formulaic risk performance factor for the first risk metric that cannot result in an upward payout size adjustment but may be either 100.00% (i.e., no downward payout size adjustment of that tranche for the first risk metric) or 0.00% (i.e., cancellation of that tranche for risk performance with respect to the first risk metric), and (c) another risk performance factor related to risk performance reviews for the second risk metric that cannot result in an upward payout size adjustment but where the risk performance factor may be 100.00% (i.e., no downward payout size adjustment of that tranche for the second risk metric) or may be a risk performance factor of less than 100.00% ranging down to 0.00% (i.e., a downward adjustment of the award payout size of the tranche for that year, up to the potential for full cancellation of a tranche for a risk performance factor for that tranche related to the second risk metric of 0.00%).

The four Performance RSUs and related Dividend Equivalents tranches (each, a “Tranche”), together with the performance year that relates to each such Tranche, are set forth below:

•	one-fourth of the Share Units (rounded down to the nearest whole unit) are in the first tranche and will relate to 2014 corporate and risk performance (“2014 Tranche” or “First Tranche”);

•	one-third of the remaining Share Units (rounded down to the nearest whole unit) are in the second tranche and will relate to 2015 corporate and risk performance (“2015 Tranche” or “Second Tranche”);

•	one-half of the remaining Share Units (rounded down to the nearest whole unit) are in the third tranche and will relate to 2016 corporate and risk performance (“2016 Tranche” or “Third Tranche”); and

•	the remainder of the Share Units are in the fourth tranche and will relate to 2017 corporate and risk performance (“2017 Tranche” or “Fourth Tranche”).

Performance RSUs and Dividend Equivalents are not transferable. The Performance RSUs and related Dividend Equivalents are subject to forfeiture until vesting and are subject to upward or downward corporate performance adjustment and to downward risk performance adjustment from the initial number of share units, or share units to which they relate in the case of Dividend Equivalents, all in accordance with the terms of the Award Agreement.

Performance RSUs that are not forfeited pursuant to the service or conduct provisions in accordance with the terms of Section 5 will be performance-adjusted in accordance with the corporate and risk performance adjustment provisions of Sections 6 and 7. If such performance-adjusted Performance RSUs are not cancelled as a result of the risk performance adjustments and satisfy the service requirements and other conditions for vesting and vest in accordance with the terms of Section 8, then they will be settled and paid out, generally in shares of PNC common stock, pursuant to and in accordance with the terms of Section 9.

Dividend Equivalents will be accrued and will be subject to the same forfeiture, performance-adjustment, and vesting conditions as the Performance RSUs to which they relate. Performance-adjusted Dividend Equivalents that vest in accordance with Section 8 will be paid out in cash at the same time that their related vested Performance RSUs are settled and paid out in accordance with the terms of Section 9.

Performance RSUs that are forfeited by Grantee pursuant to and in accordance with the service or conduct provisions of Section 5, or that are subject to a full downward risk performance adjustment (that is, for any Tranche, if either of the risk performance metrics results in an annual performance factor for that metric for that Tranche of 0.00% in accordance with the risk performance adjustment provisions of Sections 6 and 7), will be cancelled, together with the Dividend Equivalents that relate to those Performance RSUs, and therefore shall terminate without payment of any consideration by PNC.

4. Dividend Equivalents.

The Dividend Equivalents portion of a Tranche represents the opportunity to receive a payout in cash of an amount equal to the cash dividends that would have been paid, without interest or reinvestment, between the Award Grant Date and the vesting date for that Tranche on the number of shares of PNC common stock determined as specified below had such shares been issued and outstanding shares on the Award Grant Date and thereafter through the vesting date for that Tranche. The specified number for purposes of the preceding sentence will be the number equal to the corporate and risk performance-adjusted number of share units that vest and are settled and paid out with respect to the related Performance RSUs in that same Tranche, if any.

Dividend Equivalents are subject to the same service requirements, conduct conditions, forfeiture events, corporate and risk performance-based payout size adjustments, and vesting conditions as the Performance RSUs to which they relate, all as set forth in Sections 5, 6, 7 and 8. Dividend Equivalents will not vest, be settled and paid unless and until their related Performance RSUs vest, are settled, and are paid out. Outstanding accrued performance-adjusted Dividend Equivalents that so vest and settle will be paid in cash in accordance with Section 9.

5.	Forfeiture Provisions: Termination Upon Failure to Meet Applicable Service Requirements or Conduct Conditions.

5.1 Termination of Award Upon Forfeiture of Share Units. The Award is subject to the forfeiture provisions set forth in this Section 5. The Award will terminate with respect to any

Tranche or Tranches or specified portion thereof, as the case may be, of Performance RSUs and related Dividend Equivalents upon forfeiture and cancellation of such Tranche or Tranches, or specified portion thereof, of Performance RSUs and related Dividend Equivalents pursuant to the terms and conditions of this Section 5, and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in either the Performance RSUs or the related Dividend Equivalents evidenced by the Award Agreement with respect to that Tranche or those Tranches, as applicable.

5.2 Forfeiture of Award Upon Failure to Meet Service Requirements. If, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements set forth in this Section 5 with respect to one or more Tranches of Performance RSUs and related Dividend Equivalents, then all outstanding Performance RSUs that have so failed to meet such service requirements, together with the Dividend Equivalents related to such Tranche or Tranches of Performance RSUs, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

5.3 Service Requirements. Grantee will meet the service requirements with respect to the Performance RSUs and related Dividend Equivalents, or applicable Tranche thereof if so specified, if Grantee meets the conditions of any of the subclauses below. If more than one of the following subclauses is applicable with respect to those Performance RSUs and related Dividend Equivalents, Grantee will have met the service requirements for such Performance RSUs and related Dividend Equivalents upon the first to occur of such conditions.

(i)	Grantee continues to be an employee of the Corporation through and including the day immediately preceding the 1st, 2nd, 3rd, or 4th anniversary of February 13, 2014 (hereafter, the “Designated Marker Date”), as the case may be, with respect to the First, Second, Third, or Fourth Tranche of the Performance RSUs and related Dividend Equivalents, as applicable.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	Grantee continues to be an employee of the Corporation until Grantee’s Termination Date (as defined in Section 15) where Grantee’s employment was not terminated by the Corporation for Cause (as defined in Section 15) and where Grantee’s termination of employment as of such date qualifies as a Retirement (as defined in Section 15) (a “Qualifying Retirement”).

(iv)	Grantee continues to be an employee of the Corporation until Grantee’s Termination Date where Grantee’s employment was not terminated by the Corporation for Cause and where Grantee’s employment was terminated as of such date by the Corporation by reason of Grantee’s Disability (as defined in Section 15) (a “Qualifying Disability Termination”).

(v)	Grantee continues to be employed by the Corporation through the day immediately prior to the date a Change of Control (as defined in Section 15) occurs.

5.4	Forfeiture Upon Termination for Cause or Pursuant to Detrimental Conduct Provisions.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 4th anniversary of the Designated Marker Date and prior to the occurrence of a Change of Control, if any, then all then outstanding Performance RSUs, together with all accrued Dividend Equivalents related to such then outstanding Performance RSUs, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(b) Detrimental Conduct. At any time prior to the date that such Performance RSUs and related Dividend Equivalents vest in accordance with Section 8 or expire unvested or are cancelled pursuant to other provisions of the Award Agreement, Performance RSUs and related Dividend Equivalents, or specified portion thereof, will be forfeited by Grantee to PNC and cancelled, without payment of any consideration by PNC, on the date and to the extent that PNC determines in its sole discretion to so cancel all or a specified portion of the Performance RSUs and related Dividend Equivalents on the basis of its determination that Grantee has engaged in Detrimental Conduct as set forth in Section 15.14, whether such determination is made during the period of Grantee’s employment with the Corporation or after Grantee’s Termination Date; provided, however, that (i) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death (other than with respect to a Tranche, if any, that does not vest immediately upon death), and Detrimental Conduct will not apply to conduct by or activities of successors to the Performance RSUs and related Dividend Equivalents by will or the laws of descent and distribution in the event of Grantee’s death; (ii) no determination that Grantee has engaged in Detrimental Conduct may be made between the time PNC enters into an agreement providing for a Change of Control and the time such agreement either terminates or results in a Change of Control; and (iii) no determination that Grantee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control.

5.5 Suspension and Forfeiture Related to Judicial Criminal Proceedings. If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Performance RSUs and related Dividend Equivalents or any portion thereof are still outstanding and have not yet vested, the vesting of those Performance RSUs and related Dividend Equivalents shall be automatically suspended.

Such suspension of vesting shall continue until the earliest to occur of the following:

(1) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(2) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(3) Grantee’s death; or

(4) the occurrence of a Change of Control.

If the suspension is terminated by the occurrence of an event set forth in clause (1) above, those Performance RSUs, together with all related Dividend Equivalents, to the extent that such Performance RSUs and related Dividend Equivalents or any portion thereof are still outstanding, will, upon such occurrence, be automatically forfeited by Grantee to PNC, will not vest or be eligible to vest, and will be cancelled without payment of any consideration by PNC.

If the suspension is terminated by the occurrence of an event set forth in clause (2), (3) or (4) above, then vesting of those Performance RSUs and related Dividend Equivalents shall proceed in accordance with Sections 5, 6, 7 and 8, as applicable. No interest shall be paid with respect to any suspended payments.

6. Performance Conditions and Related Annual Performance Factors.

Performance RSUs and related Dividend Equivalents are subject to corporate and risk performance conditions and adjustments, all as set forth in the Award Agreement unless and until amended prospectively by the Compensation Committee.

All determinations made by the Compensation Committee or otherwise by PNC hereunder shall be made in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

6.1 Corporate Performance Conditions and Related Annual Performance Factor. Each Tranche of the Award will be subject to an Annual Corporate Performance Factor that relates to corporate performance for the performance year applicable to that Tranche as set forth in Section 3 (e.g., for the First Tranche, also referred to as the 2014 Tranche, the applicable corporate performance relates to corporate performance for 2014). The Annual Corporate Performance Factor for a Tranche could range from 75.00% to 125.00% based on the corporate performance metric, as described below.

The corporate performance metric for this Award is total shareholder return for the performance year that relates to the given Tranche. For purposes of this measurement, total shareholder return performance (“TSR Performance”) will mean the total shareholder return (i.e., price change plus reinvestment of dividends) on PNC common stock for the applicable calendar year assuming an investment on the first day of the year is held through the last day of the applicable year and using, as the beginning and ending prices for purposes of that calculation, the closing price on the last trading day of the preceding year and on the last trading day of the applicable year, respectively. TSR Performance will be calculated to two places to the right of the decimal, rounded to the nearest one-hundredth with 0.005 being rounded upward to 0.01.

PNC will present information to the Compensation Committee with respect to PNC’s level of TSR Performance for a given performance year following the end of that year. The process of certification of the level of PNC’s TSR Performance with respect to a given performance year will generally occur in late January or early February after the applicable year-end date.

In the standard circumstances where Grantee continues to be an employee of the Corporation, or where Grantee’s employment with the Corporation ceases by reason of a Qualifying Retirement or a Qualifying Disability Termination, and there has not been a Change of Control and Grantee has not died, the Annual Corporate Performance Factor with respect to an applicable outstanding Tranche will be 100.00% plus or minus (as applicable) the positive or negative TSR Performance of PNC for the year that relates to that Tranche up to a maximum of 25 percentage points either direction, such that the Annual Corporate Performance Factor will be no less than 75.00% and no more than 125.00%.

For example, if PNC’s TSR Performance for 2015 is 10.16% and Grantee is still an employee of the Corporation as of the 2nd anniversary of the Designated Marker Date in February 2016 (or Grantee’s employment with the Corporation ceased prior to that time by reason of a Qualifying Retirement or a Qualifying Disability Termination) and there has not been a Change of Control and Grantee has not died, then the Annual Corporate Performance Factor for 2015 would be 110.16%. If, in the same example, PNC’s TSR Performance for 2015 were negative 10.16%, the Annual Corporate Performance Factor for that year would be 89.84%.

For circumstances where there is a Change of Control or Grantee dies, in either case while Grantee is still an employee of the Corporation or following a Qualifying Retirement or a Qualifying Disability Termination, the Annual Corporate Performance Factor with respect to an applicable Tranche or Tranches outstanding at the time such event occurs will be determined as set forth in Section 6.4 below.

6.2 First Risk Performance Condition and Related Annual Performance Factor. Each Tranche of the Award will also be subject to an Annual Tier 1 Risk-Based Performance Factor that relates to risk performance under the Tier 1 Risk-Based Performance Metric (also sometimes referred to as the first risk performance metric), as specified below, for the performance year applicable to that Tranche (e.g., for the First Tranche, also referred to as the 2014 Tranche, the applicable risk performance relates to risk performance for 2014). The Annual Tier 1 Risk-Based Performance Factor for a Tranche could range from 100.00% to 0.00% based on the first risk performance metric, as described below.

The first risk performance metric for this Award, the Tier 1 Risk-Based Performance Metric, is whether PNC has, as of the applicable performance measurement date for that Tranche, met or exceeded the required Tier 1 risk-based capital ratio established by PNC’s primary Federal bank holding company regulator for well-capitalized institutions as then in effect and applicable to PNC.

In the standard circumstances where Grantee continues to be an employee of the Corporation, or where Grantee’s employment with the Corporation ceases by reason of a Qualifying Retirement or a Qualifying Disability Termination, and there has not been a Change of Control and Grantee has not died, the applicable performance measurement date for a Tranche for purposes of this first risk performance metric will be the year-end date of the applicable performance year for that Tranche (as specified in the first paragraph of this Section 6.2 above). For example, for the Second Tranche, the specified Tier 1 risk-based capital ratio will be the ratio as of December 31, 2015, except as otherwise provided in Section 6.4 below where applicable under the circumstances.

The process of certification of the level of PNC’s performance with respect to the Tier 1 Risk-Based Performance Metric will occur as soon as practicable after the applicable performance measurement date (in the case of determinations made in standard circumstances pursuant to this Section 6.2, after the applicable year-end date). PNC will present information to the Compensation Committee with respect to (1) the minimum specified Tier 1 risk-based capital ratio PNC is required to achieve in order to meet the required Tier 1 risk-based capital ratio established by PNC’s primary Federal bank holding company regulator for well-capitalized institutions as then in effect and applicable to PNC and (2) the applicable Tier 1 risk-based capital ratio achieved by PNC with respect to the Tranche, which will be based on PNC’s publicly reported financial results for the period ending on the applicable performance measurement date. Generally, this will be the public release of earnings results for PNC’s fourth quarter that occurs after the year-end measurement date, so that the Compensation Committee will be able to make its determination in late January or early February following the applicable performance year-end.

In the standard circumstances, the Annual Tier 1 Risk-Based Performance Factor for a Tranche will be 100.00% if, as of the applicable performance measurement date for that Tranche, PNC has met or exceeded the required Tier 1 risk-based capital ratio established by PNC’s primary Federal bank holding company regulator for well-capitalized institutions as then in effect and applicable to PNC. If PNC has not met or exceeded such required ratio, the Annual Tier 1 Risk-Based Performance Factor for that Tranche will be 0.00%.

If the Annual Tier 1 Risk-Based Performance Factor with respect to a given performance year is 0.00%, the Tranche that relates to that performance year, including all outstanding Performance RSUs in that Tranche together with the Dividend Equivalents related to such Performance RSUs, has failed to meet this risk performance condition, is no longer eligible for vesting, and will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC, effective as of the certification date of such results.

If the Annual Tier 1 Risk-Based Performance Factor with respect to a given performance year is 100.00%, this will reflect no downward adjustment for performance with respect to this risk metric for that performance year.

For circumstances where there is a Change of Control or Grantee dies, in either case while Grantee is still an employee of the Corporation or following a Qualifying Retirement or a Qualifying Disability Termination, the Annual Tier 1 Risk-Based Performance Factor with respect to an applicable outstanding Tranche will be determined as set forth in Section 6.4 below.

6.3 Second Risk Performance Condition and Related Annual Performance Factor.

(a) Annual Risk Review Performance Factor. Each Tranche of the Award will also be subject to an Annual Risk Review Performance Factor that relates to risk performance under the second risk performance condition, as specified below, for the performance year applicable to that Tranche (e.g., for the First Tranche, also referred to as the 2014 Tranche, the applicable risk performance relates to risk performance for 2014).

The Annual Risk Review Performance Factor for a Tranche could range from 100.00%, reflecting no downward adjustment for performance with respect to this risk metric for that performance year, to an Annual Risk Review Performance Factor reflecting a downward adjustment to a specified percentage amount, to an Annual Risk Review Performance Factor of 0.00%, reflecting full cancellation of the applicable Tranche for risk performance with respect to this risk metric, all as further provided in this Section 6.

In the standard circumstances where Grantee continues to be an employee of the Corporation, or where Grantee’s employment with the Corporation ceases by reason of a Qualifying Retirement or a Qualifying Disability Termination, and there has not been a Change of Control and Grantee has not died, the Annual Risk Review Performance Factor with respect to an applicable outstanding Tranche will be determined as follows.

(1) If an Annual Risk Performance Review (as described in Section 6.3(b) below) is not required with respect to the performance year that relates to the applicable Tranche, because a review has not been triggered by the Risk Performance Review Criteria set forth in Section 6.3(c) below as applied to that performance year and the Compensation Committee has not otherwise determined to conduct such review in its discretion, then the Annual Risk Review Performance Factor for that Tranche will be 100.00%, effective as of the date it is determined that an Annual Risk Performance Review will not be conducted with respect to that performance year.

(2) If an Annual Risk Performance Review is conducted, as set forth below, with respect to the performance year that relates to the applicable Tranche, then the Annual Risk Review Performance Factor for that Tranche will be as determined by the Compensation Committee as part of such review, effective as of the Compensation Committee determination date, and will be in the range of 100.00% down to 0.00%.

(3) If the Compensation Committee-determined Annual Risk Review Performance Factor with respect to a given performance year is 0.00%, the Tranche that relates to that performance year, including all outstanding Performance RSUs in that Tranche together with the Dividend Equivalents related to such Performance RSUs, has failed to meet this risk performance condition, is no longer eligible for vesting, and will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC, effective as of the Compensation Committee determination date.

For circumstances where there is a Change of Control or Grantee dies, in either case while Grantee is still an employee of the Corporation or following a Qualifying Retirement or a Qualifying Disability Termination, the Annual Risk Review Performance Factor with respect to an applicable outstanding Tranche will be determined as set forth in Section 6.4 below.

(b) Annual Risk Performance Review. In general, while the Award is outstanding an Annual Risk Performance Review will be conducted with respect to any performance year for which either (1) such review is triggered by the Risk Performance Review Criteria as applied to that performance year as set forth in Section 6.3(c) below or (2) the Compensation Committee determines to conduct such review in its discretion. Any such determination that an Annual Risk Performance Review will be conducted will generally be made shortly after the close of the applicable performance year, but no later than the 45th day following the close of such year.

When an Annual Risk Performance Review is required with respect to a given completed performance year, either by the risk performance review criteria or at the Compensation Committee’s discretion, such review will be conducted shortly after the close of such calendar performance year but no later than the end of the first quarter following such close.

As part of such review, the Compensation Committee will consider whether, in its discretion, downward adjustment for risk performance with respect to the applicable performance year would be appropriate as applied to Grantee and, if so, will reflect such adjustment in the Annual Risk Review Performance Factor that will apply to the Tranche of Grantee’s Performance RSUs and related Dividend Equivalents that relate to that performance year. An Annual Risk Review Performance Factor as determined by the Compensation Committee will be in the range of 100.00% down to 0.00%. A downward adjustment for risk performance would be reflected in an Annual Risk Review Performance Factor with respect to that year of less than 100.00%. A Factor of 0.00% would mean that the Tranche has failed to meet this risk performance condition, is no longer eligible for vesting, and will expire and terminate.

If the Compensation Committee determines in its discretion that it would not be appropriate to apply a downward adjustment for risk performance for such year to Grantee’s Performance RSUs and related Dividend Equivalents, that determination would be reflected in an Annual Risk Review Performance Factor for the Tranche that relates to that performance year of 100.00%.

(c) Risk Performance Review Criteria. Unless and until amended prospectively by the Compensation Committee, the risk performance review criteria for a given performance year is whether PNC’s return on economic capital, with specified adjustments (“ROEC”), is at least equal to the applicable Compensation Committee-specified ROEC hurdle for that performance year. If the ROEC for a given performance year equals or exceeds this hurdle, an Annual Risk Performance Review is not triggered unless the Compensation Committee requires a review in its discretion. If the ROEC for a given year is less than this hurdle amount, an Annual Risk Performance Review by the Compensation Committee is required with respect to that performance year.

For purposes of this Award Agreement, ROEC will have the meaning set forth in Section 15.30. The ROEC hurdle for a given risk performance year will be the risk performance hurdle specified for that performance year by the Compensation Committee no later than March 30th of that performance year for purposes of comparison of ROEC to such hurdle for this Award.

6.4	Annual Corporate and Risk Performance Factors in the Event of Death or Change of Control.

(a) Death. In the event that Grantee’s employment with the Corporation ceases by reason of Grantee’s death or Grantee dies following a Qualifying Retirement or a Qualifying Disability Termination, in either case prior to the occurrence of a Change of Control, then with respect to any Tranche or Tranches that were outstanding at the time of Grantee’s death: (i) if such death occurs after the close of a performance year but before the Tranche that relates to that year has either been performance-adjusted and paid out or forfeited, as the case may be, then the overall Annual Performance Factor with respect to such Tranche will be determined in the same manner and effective as of the same time as if Grantee had remained an employee of the Corporation, provided that the Tranche remains outstanding at the applicable time; and (ii) with respect to any other Tranche or Tranches that were outstanding at the time of Grantee’s death, the overall Annual Risk Performance Factor will be 100.00%, effective as of the date of death.

(b) Change of Control. In the event that Grantee continues to be an employee of the Corporation through the day immediately prior to the date a Change of Control occurs, or where Grantee ceased to be an employee of the Corporation prior to that time by reason of a Qualifying Retirement or a Qualifying Disability Termination, and one or more Tranches remain outstanding at the time a Change of Control occurs, the overall Annual Performance Factor of any Tranche for which an overall Annual Performance Factor had not already been determined as of the day immediately preceding the date the Change of Control occurs will be determined as follows.

(i) An Annual Tier 1 Risk-Based Performance Factor will be determined using the quarter-end date immediately preceding the Change of Control (or, if the change of control occurs on a quarter-end date, using the date of the Change of Control) as the applicable performance measurement date for purposes of this determination for all such Tranches.

(ii) If the Annual Tier 1 Risk-Based Performance Factor so determined is 0.00%, all such Tranches of the Award will have failed to meet this risk performance condition, will no longer be eligible for vesting, and will expire and terminate, effective as of the day immediately preceding the date the Change of Control occurs.

(iii) If the Annual Tier 1 Risk-Based Performance Factor so determined is 100.00%, all such Tranches of the Award for which an overall Annual Performance Factor had not already been determined as of the day immediately preceding the date the Change of Control occurs will have an overall Annual Performance Factor for all such Tranches determined on the basis of an Annual Corporate Performance Factor of 100.00%, an Annual Tier 1 Risk-Based Performance Factor of 100.00%, and an Annual Risk Review Performance Factor that is the same as the Annual Risk Review Performance Factor for the most recent Tranche for which an Annual Risk Review Performance Factor had been determined by the Compensation Committee in accordance with Section 6.3 or, if none, will be 100.00%, all effective as of the day immediately preceding the date the Change of Control occurs.

6.5 Overall Annual Performance Factor. Once the three annual performance factors (the Annual Corporate Performance Factor, the Annual Tier 1 Risk-Based Performance Factor and the Annual Risk Review Performance Factor) have been determined for a Tranche in accordance with the applicable provisions of this Section 6, the overall Annual Performance Factor for that Tranche will be calculated as follows.

Once an Annual Corporate Performance Factor has been determined (in accordance with Section 6.1 and Section 6.4, if applicable) with respect to the performance year for the given Tranche, the Annual Tier 1 Risk-Based Performance Factor for that same performance year and Tranche (determined in accordance with Section 6.2 and Section 6.4, if applicable) will be applied as a percentage to that corporate factor.

If the applicable Annual Tier 1 Risk-Based Performance Factor is 0.00%, the overall Annual Performance Factor with respect to that same performance year will be 0.00% and the Tranche that relates to that performance year will be cancelled. If the applicable Annual Tier 1

Risk-Based Performance Factor with respect to that performance year is 100.00%, there will be no downward adjustment to the Annual Corporate Performance Factor for this first risk performance factor, and the second risk performance factor, the Annual Risk Review Performance Factor, for the same performance year will be applied.

Assuming that the overall Annual Performance Factor is not determined to be 0.00% as a result of application of the first risk performance factor, the Annual Risk Review Performance Factor for the performance year (determined in accordance with Section 6.3 and Section 6.4, if applicable), which can range from 0.00% to 100.00%, will then be applied as a percentage of the Annual Corporate Performance Factor for the same performance year to generate the overall Annual Performance Factor for the Tranche.

For example, if for a given Tranche the Annual Corporate Performance Factor is 105.00%, the Annual Tier 1 Risk-Based Performance Factor is 100.00%, and the Annual Risk Review Performance Factor is 95.00%, the overall Annual Performance Factor for the Tranche would be 99.75%. If both risk performance factors are 100.00%, there would be no downward adjustment to the corporate performance factor for risk performance and the overall Annual Performance Factor would be the same percentage as the Annual Corporate Performance Factor for that Tranche.

If either risk performance factor for an applicable performance year is 0.00%, the overall Annual Performance Factor with respect to that same performance year will be 0.00% and the Tranche that relates to that performance year, including all outstanding Performance RSUs in that Tranche together with the Dividend Equivalents related to such Performance RSUs, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

7.	Performance-Related Adjustments to Performance RSUs and Dividend Equivalents.

7.1 Performance Adjustment of Outstanding Share Units. Once the overall Annual Performance Factor for a Tranche of Performance RSUs and related Dividend Equivalents has been determined in accordance with Section 6, and provided that the Tranche has not been cancelled pursuant to any of the forfeiture provisions of Section 5, the number of share units in that Tranche will be performance adjusted as applicable in accordance with this Section 7.

The performance-adjusted number of share units in a Tranche will be equal to a percentage of the initial share units in the Tranche, rounded to the nearest one-hundredth with 0.005 share units being rounded upward to 0.01 share units, where the percentage to be applied is equal to the overall Annual Performance Factor for the performance year that relates to that Tranche (e.g., for the First Tranche, the Annual Performance Factor for 2014) as determined in accordance with Section 6. Only the performance-adjusted share units in a Tranche will be performance eligible to vest and be the basis of the settlement and payout of the Performance RSUs and related Dividend Equivalents in the Tranche in accordance with Sections 8 and 9 provided that all of the other conditions for vesting are satisfied, including the service condition.

The performance-adjusted Performance RSUs for a Tranche are sometimes referred to as the “Payout Share Units” for purposes of the vesting, where applicable, of that portion of the Tranche in accordance with Section 8 and the settlement and payout in accordance with Section 9 of the portion of the Tranche that has vested. The percentage applied to the share units for a given Tranche in order to arrive at the Payout Share Units is sometimes referred to as the Payout Percentage for that Tranche.

Dividend Equivalents will be subject to the same performance adjustment and Payout Percentage that is applied to the Performance RSUs to which they relate.

7.2 Termination of Portions of Award Due to Performance Adjustments. The portion of the Performance RSUs in a Tranche that do not become Payout Share Units will be cancelled; that is, only the number of share units that become Payout Share Units as a result of the applicable corporate and risk performance adjustments for that Tranche will be performance eligible to vest and be the basis of the settlement and payout of the Performance RSUs and related Dividend Equivalents in the Tranche in accordance with Sections 8 and 9.

Dividend Equivalents that had accrued with respect to any Performance RSUs in a Tranche that do not become Payout Share Units will also be cancelled as Dividend Equivalents are subject to the same performance adjustments that are applied to the Performance RSUs to which they relate.

8. Vesting of Performance-Adjusted Share Units and Related Dividend Equivalents.

Grantee’s Performance RSUs as performance-adjusted pursuant to the provisions of Sections 6 and 7 (the Payout Share Units) and related performance-adjusted Dividend Equivalents will vest (that is, become vested Payout Share Units and vested related performance-adjusted Dividend Equivalents) upon the earliest to occur of the events set forth in the subclauses below, provided that such Performance RSUs and related Dividend Equivalents have not been forfeited prior to such vesting event pursuant to any of the provisions of Section 5 or cancelled as a result of the risk performance adjustment provisions of Sections 6 and 7 and remain outstanding at that time:

(i)	(a) the 1st anniversary of the Designated Marker Date in the case of the First Tranche share units and related dividend equivalents, the 2nd anniversary of the Designated Marker Date in the case of the Second Tranche share units and related dividend equivalents, the 3rd anniversary of the Designated Marker Date in the case of the Third Tranche share units and related dividend equivalents, and the 4th anniversary of the Designated Marker Date in the case of the Fourth Tranche share units and related dividend equivalents, as the case may be, or, if later, (b) the date on which the performance adjustment determinations pursuant to Sections 6 and 7 with respect to the applicable Tranche are final (but no later than March 31st of the calendar year in which such anniversary occurs), or, if later, (c) on the date as of which any suspension imposed with respect to those Performance RSUs and related Dividend Equivalents pursuant to Section 5.5 is lifted without forfeiture of such share units and related dividend equivalents and they vest, as applicable;

(ii)	in the event of Grantee’s death,

(a) the date of Grantee’s death with respect to any Tranche or Tranches as to which the overall Annual Performance Factor for such Tranche is determined at the time of Grantee’s death pursuant to Section 6.4(a)(ii) and Section 6.5, and

(b) the date on which the overall Annual Performance Factor with respect to such Tranche is final with respect to the Tranche, if any, for which the overall Annual Performance Factor is determined after Grantee’s death pursuant to Section 6.4(a)(i) and Section 6.5 at the same time and in the same manner as if Grantee had remained an employee of the Corporation; and

(iii)	the end of the day immediately preceding the day a Change of Control occurs.

Performance RSUs and related Dividend Equivalents (1) that have been forfeited by Grantee pursuant to the service requirements or conduct or other provisions of Section 5 or (2) that are part of the portion of a Tranche of Performance RSUs and related Dividend Equivalents that has been cancelled as a result of the performance-adjustment provisions of Sections 6 and 7 where the Payout Percentage for that Tranche was less than 100.00% or (3) that have been cancelled as a result of the application, pursuant to the provisions of Sections 6 and 7, of a Payout Percentage of 0.00% to the Tranche to which they relate, are not eligible for vesting, will not settle, and will be cancelled without payment of any consideration by PNC.

The period during which Dividend Equivalents will accrue with respect to an applicable Tranche of Performance RSUs will end, and such Dividend Equivalents will cease to accrue, on the vesting date for such Tranche of Performance RSUs in accordance with Section 8 or on the cancellation date for such Performance RSUs in accordance with Section 5, 6 or 7, as applicable.

Accrued performance-adjusted Dividend Equivalents that vest in connection with the vesting of the performance-adjusted Performance RSUs to which they relate (that is, the amount of dividend equivalents for the period from the Award Grant Date through the vesting date on the number of related Performance RSUs that become Payout Share Units and vest) will be settled and paid out in accordance with Section 9.

Accrued Dividend Equivalents that fail to vest will be cancelled on the cancellation date for the Performance RSUs to which they relate in accordance with Section 5, 6 or 7, as applicable.

9.	Settlement of Vested Performance-Adjusted Share Units and Related Dividend Equivalents.

9.1 Settlement. Outstanding performance-adjusted Performance RSUs (Payout Share Units) and related accrued performance-adjusted Dividend Equivalents that have vested pursuant to the provisions of Section 8 (vested Payout Share Units) will be paid out at the time and in the form set forth in the applicable subsection of this Section 9. Section 9.2 will apply where vesting occurs pursuant to Section 8(i) or Section 8(ii), and Section 9.3 will apply where vesting occurs pursuant to Section 8(iii).

A final award, if any, will be fully vested as of the applicable vesting date. Any shares of PNC common stock issued pursuant to this Section 9 will be fully vested at the time of issuance, and PNC will issue any such shares and deliver any cash payable pursuant to this Section 9 to, or at the proper direction of, Grantee or Grantee’s legal representative, as determined in good faith by the Compensation Committee, at the applicable time specified in Section 9.2 or Section 9.3, as the case may be.

Delivery of shares and/or other payment pursuant to the Award will not be made unless and until all applicable tax withholding requirements with respect to such payment have been satisfied.

In the event that Grantee is deceased, payment will be delivered to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative, as determined in good faith by the Compensation Committee.

9.2 Settlement Where Vesting Occurs Prior to Change of Control.

(a) Payout Timing. Payment will be made to Grantee in settlement of outstanding performance-adjusted Performance RSUs (Payout Share Units) and related Dividend Equivalents that have vested pursuant to Section 8(i) or Section 8(ii) as soon as practicable after the vesting date set forth in the applicable subclause of Section 8 for such units and related dividend equivalents, generally within 30 days but no later than December 31st of the calendar year in which the vesting date occurs, subject to the provisions of the following bullets, if applicable. No interest shall be paid with respect to any such payments hereunder.

•	In the event that the vesting date pursuant to Section 8(i) is the date on which the performance adjustment determinations pursuant to Sections 6 and 7 with respect to the applicable Tranche are final or is the date as of which any suspension imposed pursuant to Section 5.5 is lifted, payment will be made no later than the earlier of (a) 30 days after the vesting date and (b) December 31st of the calendar year in which the vesting date occurs.

•	Where vesting occurs pursuant to Section 8(ii) upon or following Grantee’s death, as the case may be, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death.

(b) Form of Payout. Payment in settlement of such Payout Share Units will be made at the applicable time set forth in Section 9.2(a) above either by delivery to Grantee of that number of whole shares of PNC common stock equal to the number of vested Payout Share Units being settled or as otherwise provided in Section 11, as applicable.

No fractional shares will be delivered to Grantee. If the vested Payout Share Units include a fractional interest, such fractional interest will be liquidated and paid to Grantee in cash on the basis of the then current Fair Market Value (as defined in Section 15) of PNC common stock as of the vesting date or in any case as otherwise provided in Section 11 if applicable.

Accrued performance-adjusted Dividend Equivalents that vested pursuant to the provisions of Section 8(i) or 8(ii) will be settled by payment to Grantee in cash at the same time as the time set forth in Section 9.2(a) above for payment of the vested performance-adjusted Performance RSUs to which they relate.

Delivery of shares and/or other payment pursuant to the Award will not be made unless and until all applicable tax withholding requirements with respect to such payment have been satisfied.

(c) Disputes. If there is a dispute regarding payment of a final award amount, PNC will settle the undisputed portion of the award amount, if any, within the time frame set forth above in this Section 9.2, and will settle any remaining portion as soon as practicable after such dispute is finally resolved but in any event within the time period permitted under Section 409A of the U.S. Internal Revenue Code.

9.3 Settlement Where Vesting Occurs Due to the Occurrence of a Change of Control.

(a) Payout Timing. Payment will be made to Grantee in settlement of outstanding performance-adjusted Performance RSUs (Payout Share Units) and related Dividend Equivalents that have vested pursuant to Section 8(iii) at the time set forth in subsection (1) below unless payment at such time would be a noncompliant payment under Section 409A of the U.S. Internal Revenue Code, and otherwise, at the time set forth in subsection (2) or (3) below, as applicable, in any case as further described below.

(1) If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code, payment will be made as soon as practicable after the Change of Control date, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, by the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the U.S. Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2) If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code, then payment will be made as soon as practicable after the date that would have been the scheduled vesting date for such performance-adjusted Performance RSUs and related Dividend Equivalents had they vested pursuant to Section 8(i) rather than pursuant to Section 8(iii), but in no event later than December 31st of the calendar year in which such scheduled vesting date occurs.

(3) Where vesting occurs pursuant to Section 8(iii) due to the occurrence of a Change of Control and payment is scheduled, pursuant to subsection (2) of this Section 9.3(a) above, for as soon as practicable after the date that would have been the scheduled vesting date for such performance-adjusted Performance RSUs and related Dividend Equivalents had they vested pursuant to Section 8(i) rather than pursuant to Section 8(iii) but Grantee dies prior to that scheduled payout date, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later (but not beyond the end of the calendar year in which vesting would have occurred pursuant to Section 8(i) had they vested pursuant to Section 8(i) rather than pursuant to Section 8(iii)), the 15th day of the 3rd calendar month following the date of Grantee’s death.

(b) Form of Payment.

(1) If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the U.S. Internal Revenue Code and payment with respect to a Tranche or Tranches of vested, performance-adjusted Performance RSUs and related Dividend Equivalents is made at the time specified in Section 9.3(a)(1), then payment with respect to any such Tranche will be in an amount equal to the base amounts for the Performance RSUs and the related Dividend Equivalents as described below in subsection (2)(A) of this Section 9.3(b).

Payment of this amount will be made entirely in cash if so provided in the circumstances pursuant to Section 11.2(c), valued as provided in Section 11.2. Otherwise, payment of the Performance RSUs base amount will be made in the form of whole shares of PNC common stock (valued at Fair Market Value or as otherwise provided in Section 11, as applicable, as of the date of the Change of Control) with cash for any fractional interest (valued on the same basis as the whole shares), and payment of the related Dividend Equivalents base amount will be paid in the form of cash.

(2) If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code and payment with respect to the Tranche or Tranches of vested performance-adjusted Performance RSUs and related Dividend Equivalents being settled will be made at the time or times specified in Section 9.3(a)(2) or (3), as the case may be, then such payments will be made entirely in cash and the payment amount with respect to any such Tranche will be in an amount equal to (X) plus (Y), where (X) is the Performance RSUs base amount described below in subsection (A) of this Section 9.3(b)(2) plus the phantom investment amount for the Performance RSUs base amount described below in subsection (B) of this Section 9.3(b)(2) and (Y) is the related Dividend Equivalents base amount described below in subsection (A) of this Section 9.3(b)(2) plus the phantom investment amount for the related Dividend Equivalents base amount described below in subsection (B) of this Section 9.3(b)(2).

(A) Base Amounts. The Performance RSUs base amount will be an amount equal to the number of vested Payout Share Units determined in accordance with Sections 6, 7 and 8 for the Tranche being settled multiplied by the Fair Market Value (as defined in Section 15) of a share of PNC common stock on the date of the Change of Control or by the per share value provided pursuant to Section 11 as applicable.

The related Dividend Equivalents base amount will be an amount equivalent to the amount of the cash dividends Grantee would have received, without interest on or reinvestment of such amounts, had Grantee been the record holder of a number of issued and outstanding shares of PNC common stock equal to the number of vested Payout Share Units for that Tranche for the period beginning on the Award Grant Date and through the date of the Change of Control, subject to adjustment if any pursuant to Section 11.

(B) Phantom Investment Amounts. The phantom investment amount for the Performance RSUs base amount with respect to the Tranche being settled will be either (i) or (ii), whichever is larger: (i) interest on the Performance RSUs base amount described in Section 9.3(b)(2)(A) from the date of the Change of Control through the payment date for that Tranche at the short-term, mid-term or long-term Federal rate under U.S. Internal Revenue Code Section 1274(b)(2)(B), as applicable depending on the term until payment, compounded semi-annually; or (ii) a phantom investment amount with respect to said base amount that reflects, if positive, the performance of the PNC stock or other consideration received by a PNC common shareholder in the Change of Control transaction, with any dividends reinvested in such stock, from the date of the Change of Control through the payment date for that Tranche.

The phantom investment amount for the related Dividend Equivalents base amount with respect to the Tranche being settled will be interest on the related Dividend Equivalents base amount described in Section 9.3(b)(2)(A) from the date of the Change of Control through the payment date for that Tranche at the short-term, mid-term or long-term Federal rate under U.S. Internal Revenue Code Section 1274(b)(2)(B), as applicable depending on the term until payment, compounded semi-annually.

PNC may, at its option, provide other phantom investment alternatives in addition to those referenced in the preceding two paragraphs of this Section 9.3(b)(2)(B) and may permit Grantee to make a phantom investment election from among such alternatives under and in accordance with procedures established by PNC, but any such alternatives must provide for at least the two phantom investments set forth in Section 9.3(b)(2)(B)(i) and (ii) with respect to the Performance RSUs base amount at a minimum and for at least the one phantom investment set forth in this Section 9.3(b)(2)(B) for the related Dividend Equivalents base amount at a minimum.

The phantom investment amounts will be applicable only in the event that payment at the time of the Change of Control would not comply with Section 409A of the U.S. Internal Revenue Code and thus payment is made at the time specified in Section 9.3(a)(2) or (3) rather than at the time specified in Section 9.3(a)(1).

(c) Disputes. If there is a dispute regarding payment of a final award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth in the applicable subsection of Section 9.3(a), and will settle any remaining portion as soon as practicable after such dispute is finally resolved but in any event within the time period permitted under Section 409A of the U.S. Internal Revenue Code.

10. No Rights as Shareholder Until Issuance of Shares.

Grantee will have no rights as a shareholder of PNC by virtue of this Award unless and until shares of PNC stock are issued and delivered in settlement of vested outstanding performance-adjusted Performance RSUs pursuant to Section 9.

11. Capital Adjustments.

11.1 Except as otherwise provided in Section 11.2, if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time, if any, that outstanding vested Performance RSUs and related Dividend Equivalents are settled and paid, the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Performance RSUs and related Dividend Equivalents then outstanding under the Award that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation (a) measuring the value per share unit of any share-denominated award amount authorized for payment to Grantee pursuant to Section 9 by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions and (b) authorizing payment of the entire value of any award amount authorized for payment to Grantee pursuant to Section 9 to be paid in cash at the applicable time specified in Section 9.

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

11.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of Performance RSUs and related Dividend Equivalents then outstanding under the Award will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per share unit to be used in calculating the base amount described in Section 9.3(b) of any award that is deemed to be awarded to Grantee in accordance with Section 8(iii) will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then the entire value of any payment to be made to Grantee pursuant to Section 9 will be made solely in cash at the applicable time specified by Section 9.

12. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Performance RSUs and related Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time any outstanding vested Performance RSUs and Dividend Equivalents are settled and paid in accordance with the terms of Section 9, such delivery of shares and/or other payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative, or retained by PNC for taxes pursuant to Section 13, shall extinguish all right to payment hereunder.

13. Withholding Taxes.

Where all applicable withholding tax obligations have not previously been satisfied, PNC will, at the time any such obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from amounts then payable hereunder to Grantee.

Unless the Compensation Committee or other PNC Designated Person determines otherwise, the Corporation will retain whole shares of PNC common stock from any amounts payable to Grantee hereunder in the form of shares, and will withhold cash from any amounts payable to Grantee hereunder that are settled in cash.

If any such withholding is required prior to the time amounts are payable to Grantee hereunder or if such amounts are not sufficient to satisfy such obligation in full, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

For purposes of this Section 13, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value (as defined in Section 15) on the date the tax withholding obligation arises.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. The Corporation will not retain Shares for this purpose. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

14. Employment.

Neither the awarding of the Performance RSUs and related Dividend Equivalents nor any payment with respect to such Award authorized hereunder nor any term or provision of the Award Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

15. Certain Definitions.

Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

15.1 “Agreement” or “Award Agreement” means the Corporate Executive Group Performance-Based Stock-Payable Restricted Share Units Award Agreement between PNC and Grantee evidencing the Performance RSUs and related Dividend Equivalents award granted to Grantee pursuant to the Plan.

15.2 “Annual Corporate Performance Factor,” “Annual Tier 1 Risk-Based Performance Factor,” “Annual Risk Review Performance Factor,” and “overall Annual Performance Factor” have the meanings set forth in Section 6.

15.3 “Award” means the Performance RSUs and related Dividend Equivalents award granted to Grantee pursuant to the Plan and evidenced by the Agreement.

15.4 “Award Grant Date” means the Award Grant Date set forth on page 1 of the Agreement.

15.5 “Board” means the Board of Directors of PNC.

15.6 “Cause” and “termination for Cause.”

For purposes of the Agreement, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

15.7 “CEO” means the chief executive officer of PNC.

15.8 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 15.8(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 15.8(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

15.9 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

15.10 “Competitive Activity.”

“Competitive Activity” while Grantee is an employee of the Corporation means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary or (2) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the next twelve (12) months, in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

“Competitive Activity” on or after Grantee’s Termination Date means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in subsection (a), clause (ii) of the definition of Detrimental Conduct in Section 15.14, in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

For purposes of Competitive Activity as defined in this Section 15.10, and for purposes of the definition of competitive activity in any other PNC restricted share unit or in any PNC restricted stock, stock option, or other equity-based award or awards held by Grantee, however, the term subsidiary or subsidiaries shall not include companies in which the Corporation holds an interest pursuant to its merchant banking authority.

15.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the U.S. Internal Revenue Code.

15.12 “Corporation” means PNC and its Consolidated Subsidiaries.

15.13 “Designated Marker Date” is February 13, 2014 as set forth in Section 5.3.

15.14 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity as defined in Section 15.10 in the continental United States at any time during the period of Grantee’s employment with the Corporation and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or other PNC Designated Person, as applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, (1) determines in its sole discretion that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement and (2) determines in its sole discretion to cancel all or a specified portion of the Performance RSUs that have not yet vested in accordance with Section 8 and of the Dividend Equivalents related to such Performance RSUs on the basis of such determination that Grantee has engaged in Detrimental Conduct.

15.15 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the U.S. Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

15.16 “Dividend Equivalents” means the opportunity to receive dividend equivalents granted to Grantee pursuant to the Plan in connection with the Performance RSUs to which they relate and evidenced by the Agreement.

15.17 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means (a) the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades or, if the Committee has so acted, (b) fair market value as determined using such other reasonable method adopted by the Committee in good faith for such purpose that uses actual transactions in PNC common stock as reported by a national securities exchange or the Nasdaq National Market, provided that such method is consistently applied.

15.18 “GAAP” or “U.S. generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

15.19 “Grantee” means the person to whom the Performance RSUs with related Dividend Equivalents award is granted, and is identified as Grantee on page 1 of the Agreement.

15.20 “Internal Revenue Code” or “U.S. Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

15.21 “Payout Percentage” has the meaning set forth in Section 7.

15.22 “Payout Share Units” and “vested Payout Share Units” have the meanings specified in Sections 7 and 8. “Payout Share Units” are the performance-adjusted number of Performance RSUs calculated in accordance with Section 7 that are performance eligible to vest in accordance with Section 8. “Vested Payout Share Units” are performance-adjusted Performance RSUs that have vested in accordance with Section 8.

15.23 “Performance RSUs” means the share-denominated award opportunity of the number of restricted share units specified as the Share Units on page 1 of the Agreement, subject to capital adjustments pursuant to Section 11 if any, granted to Grantee pursuant to the Plan and evidenced by the Agreement.

15.24 “Person” has the meaning specified in the definition of Change of Control in Section 15.8(a).

15.25 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

15.26 “PNC” means The PNC Financial Services Group, Inc.

15.27 “PNC Designated Person” or “Designated Person” will be: (a) the Compensation Committee or its delegate if Grantee is (or was when Grantee ceased to be an employee of the Corporation) either a member of the Corporate Executive Group (or equivalent successor classification) or subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities (or both); or (b) the Compensation Committee, the CEO, or the Chief Human Resources Officer of PNC, or any other individual or group as may be designated by one of the foregoing to act as Designated Person for purposes of the Agreement.

15.28 “Qualifying Retirement” and “Qualifying Disability Termination” have the meanings specified in Section 5.3(iii) and Section 5.3(iv), respectively.

15.29 “Retires” or “Retirement.” Grantee “Retires” if Grantee’s employment with the Corporation terminates at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement” and such Grantee’s Termination Date is sometimes also referred to as Grantee’s “Retirement Date.”

15.30 “ROEC.” For purposes of the Risk Performance Review Criteria specified in Section 6.3(c), PNC’s “ROEC” (return on economic capital) for a given performance year will be calculated as earnings for the applicable performance year, divided by average economic capital for the same calendar year, calculated to one place to the right of the decimal, rounded to the nearest tenth with 0.05 being rounded upward to 0.1.

Earnings. Earnings will mean PNC’s publicly-reported earnings for the applicable calendar year adjusted, on an after-tax basis, for the impact of the items set forth under the heading “Earnings Adjustments” below.

Economic Capital. Economic capital will mean total economic capital for PNC on a consolidated basis as that term is used by PNC for its internal measurement purposes. Average economic capital for the applicable calendar year will mean such average economic capital as calculated by PNC for internal purposes.

Earnings Adjustments. For purposes of calculating PNC’s ROEC for a given performance year, publicly-reported earnings results for that year will be adjusted, on an after-tax basis, for the impact of any of the following where such impact occurs during the given year:

•	extraordinary items (as such term is used under GAAP);

•	items resulting from a change in tax law;

•	discontinued operations;

•	acquisition costs and merger integration costs;

•	any costs or expense arising from specified Visa litigation (including Visa-litigation-related expenses/charges recorded for obligations to Visa with respect to the costs of specified litigation or the gains/reversal of expense recognized in connection with such obligations) and any other gains recognized on the redemption or sale of Visa shares as applicable;

•	acceleration of the accretion of any remaining issuance discount in connection with the redemption of any preferred stock, and any other charges or benefits related to the redemption of trust preferred or other preferred securities; and

•	the net impact on PNC of significant gains or losses related to BlackRock transactions (similar to the adjustment provided for in PNC’s Incentive Performance Units awards in an earlier year to members of PNC’s Corporate Executive Group that included adjusting 2009 results to exclude the 4th quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors).

15.31 “SEC” means the United States Securities and Exchange Commission.

15.32 “Section 409A” means Section 409A of the U.S. Internal Revenue Code.

15.33 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

15.34 “Share” means a share of PNC common stock.

15.35 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

15.36 “Tranche” means one of the four installments into which the Performance RSUs and related Dividend Equivalents of the Award have been divided as specified in Section 3.

15.37 “TSR Performance” has the meaning set forth in Section 6.1.

16. Grantee Covenants.

16.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 16 and 17 by virtue of receiving this Performance RSUs and Dividend Equivalents Award (regardless of whether such share units and dividend equivalents, or any portion thereof, ultimately vest and settle); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

16.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 16.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 16.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

16.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee shall not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

16.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 16.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

17. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

17.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the Federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

17.2 Equitable Remedies. A breach of the provisions of any of Sections 16.2, 16.3 or 16.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

17.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 16.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

17.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

17.5 Severability. The restrictions and obligations imposed by Sections 16.2, 16.3, 16.4, 17.1 and 17.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

17.6 Reform. In the event any of Sections 16.2, 16.3 and 16.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

17.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 16.2, 16.3 and 16.4.

17.8 Compliance with U.S. Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A of the U.S. Internal Revenue Code, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A of the U.S. Internal Revenue Code or to provide such payments or benefits in a manner that complies with the provisions of Section 409A of the U.S. Internal Revenue Code such that they will not be taxable thereunder.

17.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to Federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the Award, and any right to receive and retain any Shares or other value pursuant to the Award, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any clawback, adjustment or similar policy of PNC in effect on the Award Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

17.10 Subject to the Plan and Interpretations. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee, or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Grant Date.

17.11 Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

17.12 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

18. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement so executed by Grantee. Otherwise, upon such execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee